UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. __)

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Filed by a Party other than the Registrant ☐

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☒     Definitive Proxy Statement

☐     Definitive Additional Materials

☐     Soliciting Material under Rule 14a-12

BK Technologies Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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BK Technologies Corporation

7100 Technology Drive

West Melbourne, Florida 32904

November 2, 2023

Dear Stockholder:

You are cordially invited to attend the 2023 annual meeting of stockholders of BK Technologies Corporation, which we will hold on Thursday, December 14, 2023, at 10:00 a.m., Eastern Time, virtually via webcast from the offices of the Company at 7100 Technology Drive, West Melbourne, Florida 32904.

The annual meeting will be held solely through virtual participation via webcast at https://agm.issuerdirect.com/BKTI. Please monitor our annual meeting website at www.bktechnologies.com, under the tab “Investor Relations,” for updated information. As always, we encourage you to vote your shares prior to the annual meeting.

We are pleased to take advantage of Securities and Exchange Commission rules that allow issuers to furnish proxy materials to their stockholders on the Internet. We believe these rules allow us to provide our stockholders with the information they need, while lowering the costs of delivery and reducing the environmental impact of our annual meeting. On or about November 2, 2023, we expect to begin mailing a Notice of Internet Availability of Proxy Materials, or E-proxy notice, to our stockholders of record as of the close of business on October 25, 2023. The E-proxy notice contains instructions for your use of this process, including how to access our proxy statement, proxy card and annual report and how to vote on the Internet. In addition, the E-proxy notice contains instructions on how you may receive a paper copy of the proxy statement, proxy card and annual report or elect to receive your proxy statement, proxy card and annual report over the Internet.

If you are unable to attend the meeting virtually, it is very important that your shares be represented and voted at the annual meeting. You may vote your shares over the Internet as described in the E-proxy notice. Alternatively, if you received a paper copy of the proxy card by mail, please complete, sign, date and promptly return the proxy card in the self-addressed stamped envelope provided. You may also vote by telephone as described in your proxy card. Voting by telephone, over the Internet or by mailing a proxy card will not limit your right to attend the virtual annual meeting and vote your shares during the meeting.

We look forward to participating with you at the meeting.

Sincerely,

/s/ D. Kyle Cerminara
D. Kyle Cerminara
Chairman of the Board of Directors

BK TECHNOLOGIES CORPORATION

7100 Technology Drive

West Melbourne, Florida 32904

NOTICE OF 2023 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON DECEMBER 14, 2023

To the stockholders of BK Technologies Corporation:

The 2023 annual meeting of stockholders of BK Technologies Corporation will be held on December 14, 2023, at 10:00 a.m., Eastern Time. In order to provide access to our stockholders regardless of geographic location, the meeting will be held solely through virtual participation via webcast at https://agm.issuerdirect.com/BKTI for the following purposes:

1.

To elect six directors named in the proxy statement to serve on our Board of Directors until the next annual meeting of stockholders and until their respective successors are duly elected and qualified;

2.	To ratify the appointment of MSL, P.A. as our independent registered public accounting firm for fiscal year 2023;

3.	To approve, on an advisory, non-binding basis, the compensation of our named executive officers;

4.	To approve, on an advisory, non-binding basis, the frequency of the stockholder vote to approve the compensation of our named executive officers; and

5.	To transact such other business properly brought before the meeting and any adjournment or postponement of the meeting.

Stockholders will not be able to attend the meeting in person; however, stockholders of record will be able to vote and submit questions electronically prior to the meeting by visiting www.iproxydirect.com/BKTI, and during the meeting by visiting https://agm.issuerdirect.com/BKTI. You will also be able to dial-in via telephone to ask questions during the meeting. Specific instructions for accessing the meeting are provided in the accompanying proxy card or voting instruction form you received.

Only stockholders of record at the close of business on October 25, 2023, are entitled to notice of, and to vote at, the annual meeting and any adjournment or postponement of the meeting. Each share of common stock is entitled to one vote. A list of stockholders entitled to vote at the annual meeting will be available for inspection by our stockholders, for any purpose germane to the meeting, during the annual meeting and during ordinary business hours beginning 10 days prior to the date of the annual meeting, at our principal executive offices at 7100 Technology Drive, West Melbourne, Florida 32904.

Whether or not you plan to attend the meeting virtually, please vote your shares over the Internet, as described in the Notice of Internet Availability of Proxy Materials, or E-proxy notice. Alternatively, if you received a paper copy of the proxy card by mail, please complete, sign, date and promptly return the proxy card in the self-addressed stamped envelope provided. You may also vote your shares by telephone as described in your proxy card. Voting by telephone, over the Internet or by mailing a proxy card will not limit your right to attend the virtual annual meeting and vote your shares during the meeting.

All stockholders are cordially invited to attend the annual meeting.

By Order of the Board of Directors,

/s/ Scott A Malmanger
Scott A. Malmanger, Secretary

West Melbourne, Florida

November 2, 2023

Important Notice Regarding the Availability of Proxy Materials for the Annual Stockholder Meeting to be held on December 14, 2023: Our proxy statement, proxy card and annual report on Form 10-K for the year ended December 31, 2022, are available at www.iproxydirect.com/BKTI.

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE VIRTUAL ANNUAL MEETING, PLEASE VOTE YOUR PROXY TODAY. YOU CAN VOTE BY INTERNET, BY TELEPHONE OR BY MAIL USING THE INSTRUCTIONS INCLUDED ON THE NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS OR PROXY CARD.

BK TECHNOLOGIES CORPORATION

________________________________________________________

2023 ANNUAL MEETING OF STOCKHOLDERS

DECEMBER 14, 2023

________________________________________________________

PROXY STATEMENT

________________________________________________________

This proxy statement contains information related to the 2023 annual meeting of stockholders of BK Technologies Corporation, a Nevada corporation (together with its wholly owned subsidiaries, the “Company,” “we,” “our” or “us”), to be held virtually on the Internet at https://agm.issuerdirect.com/BKTI, on December 14, 2023, at 10:00 a.m., Eastern Time, and at any adjournments or postponements thereof. We are using the Securities and Exchange Commission rules that allow issuers to furnish proxy materials to their stockholders on the Internet. On or about November 2, 2023, we expect to begin mailing a Notice of Internet Availability of Proxy Materials, which is referred to herein as the “E-proxy notice,” to each holder of record of our common stock as of the close of business on October 25, 2023, the record date (the “Record Date”) for the meeting. The E-proxy notice and this proxy statement summarize the information you need to know to vote by proxy or during the virtual annual meeting. You do not need to attend the virtual annual meeting in order to vote.

________________________________________________________

ABOUT THE ANNUAL MEETING

What is the purpose of the annual meeting?

At the annual meeting, we are asking stockholders:

1.	To elect six directors named in this proxy statement to our Board of Directors until the next annual meeting of stockholders and until their respective successors are duly elected and qualified;

2.	To ratify the appointment of MSL, P.A. (“MSL”) as our independent registered public accounting firm for the fiscal year ending December 31, 2023 (“fiscal 2023”);

3.	To approve, on an advisory, non-binding basis, the compensation of our named executive officers (so-called, “say-on-pay”);

4.	To approve, on an advisory, non-binding basis, the frequency of the stockholder vote to approve the compensation of our named executive officers (so-called, “say-when-on-pay”); and

5.	To transact such other business properly brought before the meeting and any adjournment or postponement of the meeting.

Why did I receive a Notice of Internet Availability of Proxy Materials?

The rules of the Securities and Exchange Commission (the “SEC”) permit us to make our proxy materials available to beneficial owners of our common stock electronically over the Internet without having to mail printed copies of the proxy materials. Accordingly, on or about November 2, 2023, we are sending a Notice of Internet Availability of Proxy Materials, which is referred to herein as the “E-proxy notice,” to our beneficial owners. All beneficial owners will have the ability to access the proxy materials, including this proxy statement, the form of proxy card and our annual report for the fiscal year ended December 31, 2022 (“fiscal 2022”), on the website referred to in the E-proxy notice or to request a printed set of the proxy materials. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the E-proxy notice. In addition, beneficial owners may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis.

On or about November 2, 2023, we will begin mailing paper copies of our proxy materials to stockholders who have requested them. Those stockholders who do not receive the E-proxy notice, including stockholders who have previously requested to receive paper copies of proxy materials, will receive a copy of this proxy statement, the proxy card and our annual report for fiscal 2022 by mail.

Who is entitled to notice of, and to vote at, the annual meeting?

You are entitled to notice of the annual meeting and to vote, either during the meeting or by proxy, at the annual meeting if you owned shares of our common stock as of the close of business (5:00 p.m. EDT) on the Record Date (October 25, 2023) of the annual meeting. On the Record Date, 3,455,499 shares of our common stock were issued and outstanding and held by 103 holders of record, including Cede & Co., which holds shares on behalf of the beneficial owners of the Company’s common stock. The number of outstanding shares and the number of holders of record as of the record date are provided on reverse stock split basis. Holders of record of our common stock on the record date are entitled to one vote per share at the annual meeting.

Who can attend the meeting, and what are the rules for admission or voting at the meeting?

All stockholders as of the record date, or their duly appointed proxies, may attend. Please note that if you hold shares in “street name” (that is, through a broker or other nominee), you will need to bring a copy of a brokerage statement reflecting your stock ownership as of the record date.  If you want to vote shares that you hold in street name at the annual meeting, you must bring a legal proxy in your name from the broker or other nominee that holds your shares.

1

The annual meeting will be held by virtual meeting only. Our virtual Annual Meeting will be conducted on the internet via webcast. Stockholders will be able to attend and participate online and submit questions during the annual meeting by visiting https://agm.issuerdirect.com/BKTI and then clicking on the document entitled “Virtual Meeting Instructions” which includes additional instructions necessary to access the meeting room.  Stockholders will be able to vote their shares electronically during the annual meeting.

Virtual Meeting

In order to facilitate wide attendance and participation of our stockholders, our 2023 annual meeting will be a virtual meeting, which will be conducted via live webcast.

To participate in the annual meeting virtually via the Internet, please visit https://agm.issuerdirect.com/BKTI. You will need the 8-digit control number included on your Notice, your proxy card or the instructions that accompanied your proxy materials.

Instructions should also be provided on the voting instruction card provided by your bank or brokerage firm. If you do not have your 8-digit control number and attend the meeting online, you will be able to listen to the meeting only – you will not be able to vote or submit questions during the meeting.

Technical Assistance for the Virtual Meeting

We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting website. If you encounter any difficulties accessing the virtual meeting website during the check-in or meeting time, please call the technical support number that will be posted on the annual meeting login page.

The virtual annual meeting platform is fully supported across browsers (Internet Explorer, Firefox, Chrome, and Safari) and devices (desktops, laptops, tablets, and cell phones) running the most updated version of applicable software and plugins. Stockholders should ensure that they have a strong internet connection if they intend to attend and/or participate virtually in the annual meeting. Attendees should allow plenty of time to log in and ensure that they can hear streaming audio prior to the start of the annual meeting.

We may also announce changes to the procedures for voting your shares at the annual meeting. Any such changes will be announced via press release and the filing of additional proxy materials with the SEC.

What constitutes a quorum?

If a majority of the shares of our common stock outstanding on the record date is represented either in person (virtually) or by proxy at the annual meeting, a quorum will be present at the annual meeting. Shares held by persons attending the annual meeting but not voting, shares represented in person (virtually) or by proxy and for which the holder has abstained from voting, and broker “non-votes” will be counted as present at the annual meeting for purposes of determining the presence or absence of a quorum.

What are broker “non-votes”?

A broker non-vote occurs when a brokerage firm or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the brokerage firm or other nominee did not receive voting instructions from the beneficial owner and does not have authority to vote on that particular proposal. Brokers and other nominees are subject to the rules of the New York Stock Exchange (the “NYSE”). The NYSE rules direct that certain matters submitted to a vote of stockholders are considered “routine” proposals. Brokers or other nominees generally may vote on such proposals on behalf of beneficial owners who have not furnished voting instructions, subject to the rules of the NYSE concerning transmission of proxy materials to beneficial owners, and subject to any proxy voting policies and procedures of those brokerage firms or other nominees. For “non-routine” proposals, brokers or other nominees may not vote on such proposals unless they have received voting instructions from the beneficial owner, and, to the extent that they have not received voting instructions, brokers or other nominees report such number of shares as “non-votes.”

2

Under NYSE rules, the election of directors (Proposal 1), the advisory approval of say-on-pay (Proposal 3), and the advisory approval of say-when-on-pay (Proposal 4), are considered “non-routine” matters. This means that brokers or other nominees who have not been furnished voting instructions from their clients will not be authorized to vote in their discretion on these proposals. The ratification of the appointment of an independent registered public accounting firm (Proposal 2) is considered a “routine” matter. This means that brokers or other nominees who have not been furnished voting instructions from their clients will be authorized to exercise discretionary voting authority to vote your shares on Proposal 2. For beneficial stockholders, if you do not give your broker or other nominee specific instructions, your shares will not be voted on Proposals 1, 3, or 4, but may be voted by the brokerage firm or other nominee on Proposal 2.

Broker non-votes, to the extent applicable, will have the effect of a vote AGAINST the ratification of the appointment of an independent registered public accounting firm (Proposal 2). Broker non-votes will have no effect on the outcome of the election of directors (Proposal 1), the advisory approval of say-on-pay (Proposal 3), and the advisory approval of say-when-on-pay (Proposal 4).  Because your broker will have discretionary voting authority with respect to Proposal 2, a broker non-vote would only arise in the event that your broker does not receive your voting instructions and chooses not to exercise its discretionary voting authority with respect to such matter. We understand that certain brokers have a policy not to exercise discretionary voting authority. Therefore, we encourage you to instruct your broker how to vote your shares.

How will abstentions be counted?

Because the election of directors requires only a plurality vote, abstentions will have no impact upon the election of directors. Abstentions will also have no impact on the outcome of Proposal 2 (ratification of the independent registered public accounting firm), Proposal 3 (advisory approval of say-on-pay), and Proposal 4 (advisory approval of say-when-on-pay).

How do I vote?

Whether or not you plan to attend the virtual annual meeting, we urge you to vote your shares over the Internet as described in the E-proxy notice. Alternatively, if you received a paper copy of the proxy card by mail, please complete, sign, date and promptly return the proxy card in the self-addressed stamped envelope provided. You may also vote your shares by telephone as described in your proxy card. Authorizing your proxy over the Internet, by mailing a proxy card or by telephone will not limit your right to attend the virtual annual meeting and vote your shares during the meeting. Your proxy (one of the individuals named in your proxy card) will vote your shares per your instructions. If you fail to provide instructions on a proxy properly submitted via the Internet, mail or telephone, your proxy will vote, as recommended by the Board of Directors (sometimes referred to herein as the “Board”), (1) to elect to our Board of Directors the six director nominees named in this proxy statement; (2) to ratify the appointment of MSL as our independent registered public accounting firm for fiscal 2023; (3) to approve, on an advisory, non-binding basis, the compensation of our named executive officers, and (4) to approve, on an advisory, non-binding basis, a three-year frequency for the advisory vote on the compensation of our named executive officers.

If you have shares held by a broker or other nominee, you may instruct your broker or nominee to vote your shares by following the instructions that the broker or nominee provides to you. Most brokers and nominees allow you to vote by mail, telephone and on the Internet. As indicated above, under NYSE rules, Proposal 1 (the election of directors), Proposal 3 (the advisory approval of say-on-pay), Proposal 4 (the advisory approval of say-when-on-pay), are “non-routine” matters, meaning that brokers or other nominees who have not been furnished voting instructions from their clients will not be authorized to vote in their discretion on these proposals. The ratification of the appointment of MSL as our independent registered public accounting firm for fiscal 2023 (Proposal 2) is considered a “routine” matter, meaning that brokers or nominees who have not been furnished voting instructions from their clients will be authorized to vote on that proposal.

Can I change my vote after I have voted?

Yes. Voting by telephone, over the Internet or by mailing a proxy card does not preclude a stockholder from voting during the virtual annual meeting. A stockholder may revoke a proxy, whether submitted via telephone, the Internet or mailed, at any time prior to its exercise by filing with our Corporate Secretary a duly executed revocation of proxy, by properly submitting, either by telephone, mail or Internet, a proxy to our Corporate Secretary bearing a later date or by attending the annual meeting and voting during the meeting. Attendance at the virtual annual meeting will not itself constitute revocation of a proxy.

3

What are the Board’s recommendations?

The Board unanimously recommends a vote “FOR”:

•	election to our Board of each of the six director nominees named in this proxy statement;

•	ratification of the appointment of MSL as our independent registered public accounting firm for fiscal 2023;

•	approval, on an advisory, non-binding basis, of the compensation of our named executive officers; and

•	approval, on an advisory, non-binding basis, of a three-year frequency for the vote on the compensation of our named executive officers.

We do not expect that any other matters will be brought before the annual meeting. If, however, other matters are properly presented, the persons named as proxies will vote the shares represented by properly executed proxies in accordance with their judgment with respect to those matters, including any proposal to adjourn or postpone the annual meeting.

What vote is required to approve the proposals?

Proposal 1: Election of Directors. Directors will be elected by a plurality of the votes cast, either in person (virtually) or by proxy, at the annual meeting (meaning that the six director nominees who receive the highest number of shares voted “for” their election are elected). You may vote “for” or “withhold” authority to vote for each of the director nominees. If you “withhold” authority to vote with respect to one or more director nominees, your vote will have no effect on the election of such nominees. Broker non-votes will also have no effect on the election of the director nominees.

Proposal 2: Ratification of Appointment of MSL. The number of votes cast “for” the ratification of the appointment of MSL as our independent registered public accounting firm for fiscal 2023, either in person (virtually) or by proxy, at the annual meeting must exceed the number of votes cast “against” ratification. Abstentions and broker non-votes will have no effect on the outcome of the vote.

Proposal 3: Advisory Vote on Named Executive Officer Compensation (Say-on-Pay). The number of votes cast “for” advisory approval of the compensation of our named executive officers, either in person or by proxy, at the annual meeting must exceed the number of votes cast “against” advisory approval. Abstentions and broker-non votes will have no effect on the outcome of the vote.

Proposal 4: Frequency of the Advisory Vote on Named Executive Officer Compensation (Say-when-on-Pay). The option of every year, every two years or every three years that receives the highest number of votes cast, either in person or by proxy, at the annual meeting will be considered the stockholders’ recommendation of the frequency for the advisory vote on the compensation of our named executive officers. Abstentions and broker non-votes will have no effect on the outcome of the vote.

Other Items. In the event that other items are properly brought before the annual meeting, under Nevada law, each matter other than the election of directors will be approved if the number of votes cast in favor of the item by the stockholders entitled to vote exceeds the number of votes cast in opposition to the matter. A properly executed proxy marked “abstain” with respect to any such matter will not be voted, although it will be counted for purposes of determining whether there is a quorum. Accordingly, an abstention will not be counted as a vote cast on the matter and therefore will not affect the outcome of the matter.

4

As of the Record Date, our directors and executive officers and their affiliates owned and were entitled to vote approximately 884,389 shares of our common stock, which represented approximately 25.59% of our common stock outstanding on that date. We currently anticipate that all of these persons will vote their and their affiliates’ shares in favor of the director nominees and in favor of ratification of the appointment of MSL.

Who pays for the preparation of the proxy and soliciting proxies?

We are making this solicitation of proxies and have paid the entire expense of preparing, printing and mailing the E-proxy notice and, to the extent requested by our stockholders, this proxy statement and any additional materials furnished to stockholders. We have retained Alliance Advisors LLC to assist in the solicitation of proxies for the annual meeting and will pay Alliance Advisors a fee of approximately $15,000, including reimbursement of reasonable out-of-pocket expenses and disbursements incurred in connection with the proxy solicitation. It is anticipated that Alliance Advisors LLC will employ approximately 25 persons to solicit stockholders of the Company for the annual meeting. We have also agreed to indemnify Alliance Advisors LLC against certain losses, costs and expenses.  In addition, our directors, officers and employees may solicit proxies from stockholders by telephone, e-mail or other electronic means, or in person. These persons will not receive additional compensation for soliciting proxies. Arrangements also will be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation materials to the beneficial owners of stock held of record by these persons, and we will reimburse them for reasonable out-of-pocket expenses.

5

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The table below sets forth information regarding the beneficial ownership of our common stock as of October 25, 2023, by the following individuals or groups:

•	each person who is known by us to own beneficially more than 5% of our common stock;

•	each of our directors and nominees for director;

•	each of our named executive officers identified in the “Summary Compensation Table For 2021-2022” appearing in this report (the “Named Executive Officers”); and

•	all of our current directors, director nominees, and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Shares of our common stock that are subject to our stock options that are presently exercisable or exercisable within 60 days of October 25, 2023, as well as shares of common stock issuable within 60 days of October 25, 2023, upon vesting of restricted stock units (“RSUs”), are deemed to be outstanding and beneficially owned by the person holding the stock options or RSUs, as applicable, for the purpose of computing the percentage of ownership of that person, but are not treated as outstanding for the purpose of computing the percentage of any other person.

Unless indicated otherwise below, the address of our directors and executive officers is c/o BK Technologies Corporation, 7100 Technology Drive, West Melbourne, Florida 32904. Except as indicated below, the persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them. As of October 25, 2023, we had outstanding 3,455,499 shares of our common stock.

	Shares of Common Stock Beneficially Owned
Name and Address of Beneficial Owner	Number of Shares		Percent of Class
Beneficial Owners of More Than 5% of Our Common Stock:
Fundamental Global GP, LLC	541,163	(1)	15.66%
D. Kyle Cerminara, Chairman of the Board	553,157	(2)(14)	16.01%
AIGH Capital Management, LLC	337,945	(3)	9.78%
Donald F.U. Goebert	252,902	(4)	7.32%

Directors, Director Nominees and Named Executive Officers (not otherwise included above):
John M. Suzuki, Chief Executive Officer and Director	41,569	(5)(6)(14)	1.20%
Scott A. Malmanger, Chief Financial Officer	545	(7)	*
Randy Willis, Chief Operating Officer	16,200	(6)(14)	*
Branko Avanic, Chief Technology Officer	8,800	(6)(14)	*
Joshua S. Horowitz, Director Nominee	74,956	(8)	2.17%
R. Joseph Jackson, Director	147,434	(9)(14)	4.27%
Charles T. Lanktree, Director	13,535	(10)(14)	*
Michael C. Mitchell, Director	7,705	(11)(14)	*
E. Gray Payne, Director	10,994	(12)(14)	*
Lloyd R. Sams, Director	9,494	(13)(14)	*

All current directors, director nominees and executive officers as a group (11 persons	884,389	(15)	25.59%

*Less than 1%

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(1)

The amount shown and the following information is derived from a Form 4, as amended, filed with the SEC by Fundamental Global GP, LLC (“FG”) and its affiliates on June 14, 2023, disclosing ownership of 541,163 shares, or 15.66% of outstanding shares. FG is deemed to beneficially own the shares disclosed as directly owned by certain of its affiliates. FG has shared voting and dispositive power with respect to all such shares. FG, on behalf of the funds managed by it, has entered into a stock trading plan in accordance with Rule 10b5-1 (the “10b5-1 Plan”) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), for the purchase of up to 1.0 million shares of the Company’s common stock. The 10b5-1 Plan became effective on April 2, 2020, and terminated on April 2, 2021. Transactions under the 10b5-1 Plan are reported to the SEC in accordance with applicable securities laws, rules and regulations. FG’s business address is 108 Gateway Blvd., Suite 204, Mooresville, NC 28117.

(2)

Mr. Cerminara is the Chief Executive Officer, Co-Founder and Partner of FG. Due to his positions with FG, Mr. Cerminara is deemed to beneficially own the 541,163 shares disclosed as directly owned by certain affiliates of FG. Mr. Cerminara expressly disclaims beneficial ownership of these shares. In addition, Mr. Cerminara, a member of our Board, and affiliate of FG, holds an additional 11,994 shares of common stock, which increases the total number of shares beneficially owned by Mr. Cerminara to 553,157, or 16.01% of outstanding shares. The business address for Mr. Cerninara is 108 Gateway Blvd., Suite 204, Mooresville, NC 28117.

(3)

The amount shown and the following information is derived from a Schedule 13G/A filed by AIGH Capital Management, LLC (“AIGH”) on January 3, 2023. According to the Schedule 13G/A, AIGH beneficially owns 337,945 post reverse split shares, over which it has sole voting and dispositive power. Also according to the Schedule 13G/A, each of AIGH Investment Partners, L.L.C. (“AIGHIP”), and Mr. Orin Hirschman may be deemed to beneficially own, and have sole voting and dispositive power over, such shares. The principal business address of AIGH, AIGHIP, and Mr. Hirschman is 6006 Berkeley Avenue, Baltimore, Maryland 21209.

(4)

The amount shown is based on Mr. Goebert’s Form 4 filed on December 30, 2016, plus 1,245 post reverse split shares acquired upon option exercises since the filing of the Form 4, and reflects the repurchase by the Company on December 12, 2018 of 40,000 post reverse split shares of common stock held by Mr. Goebert. Mr. Goebert’s primary address is 3382 Harbor Road S., Tequesta, Florida 33469.

(5)	Includes 14,769 shares owned by Mr. Suzuki.

(6)

Share ownership of the following persons includes options to purchase our common shares presently exercisable or exercisable within 60 days of October 25, 2023, as follows: for Mr. Suzuki – 26,800 shares; for Mr. Willis – 16,200 shares; for Dr. Avanic – 8,800 shares.

(7)	Includes 545 shares owned by Mr. Malmanger.

(8)

Includes 14,720 shares owned by Mr. Horowitz and 60,236 shares owned by Palm Global Small Cap Master Fund LP (“Palm Global”). Palm Management (US) LLC, as the investment manager of Palm Global, may be deemed to be a beneficial owner of the shares of Common Stock disclosed as directly owned by Palm Global. Due to his positions with Palm Global and Palm Management (US) LLC, Mr. Horowitz may be deemed to be a beneficial owner of the shares of Common Stock disclosed as directly owned by Palm Global. Palm Management (US) LLC and Mr. Horowitz expressly disclaim such beneficial ownership except to the extent of his pecuniary interest therein.

(9)

Includes 4,000 shares owned by Robert Joseph Jackson SEP-IRA, 8,251 shares owned by Mr. Jackson and 135,183 shares owned by Metrolina Capital Investors, LLC (“Metrolina Capital”). Because Mr. Jackson currently serves as the Managing Partner of Metrolina Capital, Mr. Jackson is deemed to beneficially own the 135,183 shares disclosed. Mr. Jackson expressly disclaims beneficial ownership of these shares.

(10)	Includes 11,994 shares owned by Mr. Lanktree and 1,541 shares directly owned by the Donna B. Lanktree Family Trust, the trustee of which is Donna B. Lanktree, the spouse of Mr. Lanktree.

(11)	Includes 7,705 shares owned by Mr. Mitchell.

(12)	Includes 10,994 shares owned by Mr. Payne.

(13)	Includes 9,494 shares owned by Mr. Sams.

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(14)

The following options are not reflected in the table, as they are not presently exercisable or exercisable within 60 days of October 25, 2023: options to purchase 19,200 common shares held by Mr. Suzuki; options to purchase 8,800 shares held by Mr. Willis; and options to purchase 8,800 common shares held by Dr. Avanic.

The table also does not include the following RSUs held by each of Messrs. Cerminara, Lanktree, and General Payne: 1,246 RSUs remaining pursuant to a grant made on September 6, 2019 (not including 416 RSUs that vested as of September 6, 2020, 416 RSUs that vested as of September 6, 2021, 416 RSUs that vested as of September 6, 2022 and 416 RSUs that vested as of September 6, 2023); 3,158 RSUs remaining pursuant to a grant made on August 24, 2020, (not including 526 RSUs that vested as of August 24, 2021,  526 RSUs that vested as of August 24, 2022 and 526  RSUs that vested as of August 24, 2023), 5,573  RSUs remaining pursuant to a grant made on July 30, 2021, (not including 619 RSUs that vested as of July 30, 2022, and 619  RSUs that vested as of July 30, 2023). The above RSUs vest in five equal annual installments, beginning on the first anniversary of the respective grant date, in each case subject to the director’s continued service as a director of the Company through such date.  The table also does not include 3,234 RSUs held by each of Messrs. Cerminara, Jackson, Lanktree, Mitchell, Sams and General Payne issued on August 21, 2023, that vest on September 21, 2024.  All RSUs were granted under the Company’s 2017 Incentive Compensation Plan (the “2017 Plan”). Each RSU represents a contingent right to receive one share of common stock of the Company.

(15)

Includes 541,163 shares reported as beneficially owned by FG, of which Mr. Cerminara is deemed to have beneficial ownership by virtue of his position with FG.  Includes 60,236 shares reported as beneficially owned by Palm Global, of which Mr. Horowitz is deemed to have beneficial ownership by virtue of his position with Palm Global. Includes 135,183 shares reported as beneficially owned by Metrolina Capital, of which Mr. Jackson is deemed to have beneficial ownership by virtue of his position with Metrolina Capital. Includes 1,541 shares directly owned by the Donna B. Lanktree Family Trust, the trustee of which is Donna B. Lanktree, the spouse of Mr. Lanktree. Includes options to purchase common shares presently exercisable or exercisable within 60 days of October 25, 2023, as follows: for Mr. Suzuki – 26,800 shares; for Mr. Willis – 16,200 shares; for Dr. Avanic – 8,800 shares.

PROPOSAL 1: ELECTION OF DIRECTORS

General

At the annual meeting, six nominees will be elected as directors. Our Board of Directors currently consists of seven members, five of whom are standing for re-election at the annual meeting. At the 2022 annual meeting, our stockholders elected D. Kyle Cerminara, R. Joseph Jackson, Charles T. Lanktree, Michael C. Mitchell, E. Gray Payne, Lloyd R. Sams and John M. Suzuki as directors. The Board of Directors has resolved to reduce the number of directors serving on the Board of Directors to six, beginning at the 2023 annual meeting.

Our Board of Directors, based on the recommendation of the Nominating and Governance Committee, nominated five of our current directors, R. Joseph Jackson, Charles T. Lanktree, E. Gray Payne, Lloyd R. Sams and John M. Suzuki, to stand for re-election at the annual meeting. Our Board of Directors, based on the recommendation of the Nominating and Governance Committee, nominated Joshua S. Horowitz, who previously has served as an advisor to the Board of Directors, to stand for election at the annual meeting.

We expect each nominee for director to be able to serve if elected.  If any nominee is not able to serve, proxies will be voted in favor of the remainder of those nominated and may be voted for substitute nominees, unless our Board of Directors chooses to reduce the number of directors serving on the Board.

The directors elected at the annual meeting will serve until the next annual meeting of stockholders and until their respective successors are duly elected and qualified.

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We are of the view that the continuing service of qualified incumbent directors promotes stability and continuity in the function of the Board of Directors, contributing to the Board’s ability to work as a collective body, while giving us the benefit of the familiarity and insight into our affairs that our directors have accumulated during their tenure.  When analyzing whether directors and nominees have the desired experience, qualifications, attributes and skills, individually and taken as a whole, the Nominating and Governance Committee and the Board of Directors focus on the information as summarized in each of the directors’ individual biographies set forth below. In particular, the Board selected Mr. Jackson because he provides extensive experience in the accounting and finance field and the experience of serving on the boards of directors of five other organizations.  Mr. Lanktree brings extensive operational and leadership experience, wireless communications industry experience and public company experience to the Board, including experience as a Chief Executive Officer.  General E. Gray Payne brings extensive strategic, operational and leadership experience and valuable insight into the military sector, having over 40 years of military operational and strategic expertise. Mr. Sams offers valuable insights obtained through his extensive experience in the private equity and banking industries, as well as his background and experience originating, underwriting, structuring, and ultimately exiting debt and equity transactions.  Mr. Suzuki brings extensive experience in the land mobile radio industry and executive leadership in the industry.  Mr. Horowitz provides extensive experience as a director of a public companies and over 20 years of investing experience will bring significant strategic, consensus-building and management skills to the Company.

Vote Required

The affirmative vote of a plurality of the votes cast, either in person or by proxy, at the annual meeting is required for the election of these nominees as directors.

Recommendation of the Board

Our Board of Directors unanimously recommends that stockholders vote “FOR” the election of the six nominees named in this proxy statement as directors.

Nominees for Election as Directors

The following table sets forth the nominees to be elected at the annual meeting, the year each nominee was first elected as a director and each nominee’s age as of November 2, 2023:

Name and Year First Elected	Age	Position
Joshua S. Horowitz (new nominee)	45	Director
R. Joseph Jackson (2021)	57	Director
Charles T. Lanktree (2017)	74	Director
E. Gray Payne (2017)	75	Director
Lloyd R. Sams (2022)	67	Director
John M. Suzuki (2021)	59	Director

The business experience of each nominee for director is set forth below as of September 30, 2023.

Joshua S. Horowitz was nominated to the Board of Directors for the 2023 Annual Meeting. Mr. Horowitz is a professional investor with over 20 years of investing experience. Since January 2012, he has served as a portfolio manager and Managing Director at various Palm entities, first with Palm Ventures LLC and currently with Palm Management (US) LLC where he manages the Palm Global Small Cap Master Fund. He was formerly Director of Research at Berggruen Holdings, a multi-billion dollar family office and a research analyst at Crossway Partners LP, a value strategy investment partnership.

Mr. Horowitz served as a director of The Lincoln General Insurance Company from October 2001 to November 2014, 1347 Capital Corp (Nasdaq: TFSC) from July 2014 to July 2016, and 1347 Property Insurance Holdings, Inc (Nasdaq: PIH) from April 2015 to April 2018. He served as the Interim Chairman of the Board of Directors of Birner Dental Management Services, Inc. (OTC: BDMS) from June 2018 until the Company’s sale to Mid Atlantic Dental Partners in January 2019. Birner was the only publicly traded dental service organization (DSO) in the country with 67 offices and over 500 employees.

Mr. Horowitz has served as a director of Limbach Holdings, Inc. (Nasdaq: LMB) since March 2020, where he is Chair of the Finance Committee, and Barnwell, Inc. (NYSE: BRN) since April 2023. .He was also a board observer at Biomerica, Inc. (Nasdaq:BMRA) and served on the board of directors of Minim, Inc. (Nasdaq: MINM). Since November 2021, Mr. Horowitz has been a board adviser to the Board of Directors, advising regarding the Company’s mergers & acquisitions strategy and other transactions.

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Mr. Horowitz holds a B.S. in Management magna cum laude from Binghamton University and also studied at the Bath School of Management in the United Kingdom.

We believe Mr. Horowitz is qualified to serve on our Board of Directors as he offers the Board valuable insights obtained through his extensive experience in the financial industry, including investing, capital allocation, finance and financial analysis of public companies.

R. Joseph Jackson was nominated to the Board of Directors for the 2021 Annual Meeting. Mr. Jackson currently serves as the Managing Partner of Metrolina Capital, a firm that is in the business of providing private lending, structured equity, and making real estate investments. Mr. Jackson founded Metrolina Capital, which is the evolution of various Metrolina entities that started in 1996, and has served as Managing Partner since its inception.  His background and experience include commercial real estate investments, private lending, structured equity, analytics, development, and consulting.

Mr. Jackson completed his Bachelor of Arts degree in Economics and a Master of Business Administration degree from the University of North Carolina at Charlotte.  He has been a licensed Real Estate Broker since 1984 (NC Broker #93412/SC Broker #59906) and has been a State Certified General Real Estate Appraiser since 1990 (NC #A3241/SC #CG1838).

Mr. Jackson earned the MAI (#41604) membership designation from the Appraisal Institute, which is held by professionals who can provide a wide range of services relating to all types of real property, such as providing opinions of value, evaluations, reviews, and consulting regarding investment decisions.  He also holds the CCIM (Certified Commercial Investment Member) designation, a globally recognized designation with members across North America and in more than 30 countries.  His CCIM designation number is #19213. In addition, Mr. Jackson also holds an MRICS (#6208909) designation.  The Royal Institution of Chartered Surveyors (RICS) is a professional body promoting and enforcing the highest international standards in the valuation, management and development of land, real estate, construction and infrastructure.

Mr. Jackson currently serves on the following boards: 1) Carolinas Business Capital, a regional Small Business Administration Certified Development Corporation, for over 20 years and has served as board chair for the last 5 years; 2) Community First Bancorporation and Community First Bank in South Carolina; 3) Camino Community Center, a non-profit organization serving the Latino community; and 4) Charlotte Fund, a Charlotte NC based venture capital fund.  He previously served as board chair of SeaTrust Mortgage, a subsidiary of Community First Bancorporation which was sold to Primis Bank in 2022 and also as an investment manager for a private REIT.

Charles T. Lanktree was appointed to the Board of Directors in March 2017. Mr. Lanktree serves on the board of directors of FG Holdings, Inc. (NYSE American: FGH), a holding company with diverse business activities focused on serving the cinema, retail, financial and government markets. Mr. Lanktree has served as Chief Executive Officer of Eggland’s Best, LLC, a joint venture between Eggland’s Best, Inc. and Land O’Lakes, Inc. distributing nationally branded eggs from 2012 when it was formed until December 31, 2022.  He also served as its President from 2012 to 2018.  He served as President and Chief Executive Officer of Eggland’s Best, Inc., a franchise-driven consumer egg business, from 1997 to 2022 where he previously served as the President and Chief Operating Officer from 1995 to 1996 and Executive Vice President and Chief Operating Officer from 1990 to 1994. Mr. Lanktree also served on the board of directors of Eggland’s Best, Inc. from 1990 through 2022.  He also served on the boards of many of England’s Best affiliates through that time period. From 2010 to 2013, he served on the board of directors of Eurofresh Foods, Inc., a privately-held company, and, from 2004 to 2013, he was on the board of directors of Nature’s Harmony Foods, Inc. Prior to joining Eggland’s Best, Inc., Mr. Lanktree served as the President and Chief Executive Officer of American Mobile Communications, Inc. from 1987 to 1990 and as the President and Chief Operating Officer of Precision Target Marketing, Inc. (NYSE American: PTMI), from 1985 to 1987. From 1976 to 1985, he held various executive-level marketing positions with The Grand Union Company, BeechNut/Nestle, and Unilever. Mr. Lanktree received an MBA from the University of Notre Dame and a B.S. in Food Marketing from St. Joseph’s University. He also served in the U.S. Army and U.S. Army Reserves from 1971 to 1977.

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E. Gray Payne was appointed to the Board of Directors in January 2017. He served as Senior Vice President of The Columbia Group (“TCG”) from September 2010 to September 2017, where he was responsible for managing the Marine Corps and Navy Programs Divisions. TCG is a federal consulting firm working with the Department of Defense, the Department of Homeland Security, the National Oceanic and Atmospheric Administration, and private clients. TCG consults in the areas of logistics, acquisitions, program management, information technology, training, marine architecture and engineering, and command and control systems. Since December 2011, General Payne has also provided consulting services to and served on the Advisory Council of Marstel-Day, LLC, located in Fredericksburg, Virginia, which consults in the areas of conservation, environmental compliance, and encroachment. Prior to September 2010, General Payne was on active duty with the Marine Corps for 10 years, retiring as a Major General. His three commands as a General Officer included the Marine Corps Mobilization Command, the Marine Corps Logistics Command, and the 4th Marine Logistics Group. In his last tour with the Marine Corps, he served as Assistant Deputy Commandant for Facilities, where he was responsible for 28 installations and an annual budget exceeding $5.5 billion. Prior to March 2001, he worked with a number of companies in various capacities, including as a management consultant, Chief Financial Officer, Chief Operating Officer, and Chief Executive Officer of companies ranging in size from $2.5 million to $100 million. General Payne currently serves on the board of directors of FG Financial Group, Inc. (Nasdaq: FGF), a publicly traded reinsurance and financial services company (since May 2018), VetCV (since December 2017), and National Wildlife Refuge Association (since June 2018). He is a prior chairman of the board of the Marine Corps Association and Foundation and served on the Advisory Council of Marstel-Day, LLC. He received a B.S. in Economics from North Carolina State University and a M.S. in Strategic Studies from U.S. Army War College. A member of the National Association of Corporate Directors, he has also earned the Professional Director designation from the American College of Corporate Directors.

Lloyd R. Sams was nominated to the Board of Directors for the 2022 Annual Meeting. Since 1999, Mr. Sams had been a Managing Principal of BIA Digital Partners, a private equity group that was focused on investments in the media, telecommunications, business services and information segments.  From 2020 to 2021, Mr. Sams was a Director of Aceyus Inc., a private software company.  From 2018 to 2019, he was the President of Every Income Holdings, LLC, a financial services holding company.  Mr. Sams was Managing Director of MoonSail Capital, a private equity group, from 2017 to 2018.  From 2013 through 2015, he was a Managing Director and Head of Lower Middle Market Investing at Business Development Corporation of America, a non-traded BDC headquartered in New York.   Previously, Mr. Sams had an 18-year banking career, principally with First Union (now Wells Fargo) and First Chicago (now J.P. Morgan).  Ms. Sams received his B.S. in Business Administration from Washington and Lee University and a MBA from the University of North Carolina at Chapel Hill.

John M. Suzuki was appointed to the Board of Directors in July 2021. From May 2019 until accepting the position of Chief Executive Officer of the Company, Mr. Suzuki served as Chief Strategy Officer of Imperium Leadership, where he has overseen the development and growth of the business. From May 2015 through May 2019, he served as President and CEO of EFJohnson Technologies, a two-way radio manufacturer. From 2011 through 2015, Mr. Suzuki served in a variety of leadership positions, including as Senior Vice President of Sales for AVTEC Incorporated, and Vice President of Sales and Marketing for 3eTechnologies International, a subsidiary of UltraElectronics. From 2004 through 2011, Mr. Suzuki served as Senior Vice President, Sales of EFJohnson Technologies. Mr. Suzuki has a broad background in general management, strategy, product development, sales, marketing, supply chain, operations and engineering, and mergers and acquisitions. He is a strategic thinker with extensive experience in developing and growing new business opportunities. Mr. Suzuki holds a bachelor’s degree in electrical engineering from the University of Ottawa and an MBA from Duke University.

CORPORATE GOVERNANCE

The Board of Directors is committed to good business practices, transparency in financial reporting and the highest level of corporate governance. The Board of Directors, which is elected by the stockholders, is our ultimate decision-making body, except with respect to those matters reserved to our stockholders. The Board selects the senior management team, which is charged with the conduct of our business. Having selected the senior management team, the Board of Directors acts as an advisor and counselor to senior management and ultimately monitors its performance.

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Board of Directors Independence

The NYSE American corporate governance listing standards provide that the Company, as a smaller reporting company, may have a board of directors consisting of at least fifty percent (50%) independent directors. Our Board of Directors reviews the relationships that each director has with us and other parties. Only those directors who do not have any of the categorical relationships that preclude them from being independent within the independence requirements of the NYSE American corporate governance listing standards and who the Board of Directors affirmatively determines have no relationships that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director are considered to be independent directors. The Board of Directors reviews a number of factors to evaluate the independence of each of its members. These factors include its members’ current and historic relationships with us and our subsidiaries; their relationships with management and other directors; the relationships their current and former employers have with us and our subsidiaries; and the relationships between us and other companies of which our Board members are directors or executive officers. The Board of Directors reviewed the various factors described above in October 2023, including an evaluation of the holdings of FG, one of our most significant stockholders, and Mr. Cerminara’s positions as its Chief Executive Officer, Co-Founder and Partner, and our investment in FG Financial Group, Inc. (Nasdaq: FGF), through our investment in FGI 1347 Holdings, LP, which was a consolidated variable interest entity of which we were the sole limited partner. Pursuant to such evaluation, the Board of Directors determined that Messrs. Horowitz, Jackson, Lanktree, Mitchell, Sams and General Payne were “independent” directors within the independence requirements of the NYSE American corporate governance listing standards and all applicable rules and regulations of the SEC. All Board committee members during 2022 were, and all current Board committee members are, independent for the purpose of the committees on which they served or serve.

Independent members of our Board of Directors meet in executive session without the presence of non-independent directors and management, and are scheduled to do so at least once per year.

Stockholder Communications

Our Board of Directors believes that it is important for our stockholders and other interested parties to have a process to send communications to the Board. Accordingly, stockholders and other interested parties desiring to send a communication to the Board of Directors or to a specific director may do so by delivering a letter to our Corporate Secretary at 7100 Technology Drive, West Melbourne, Florida 32904. The mailing envelope must contain a clear notation indicating that the enclosed letter is a “stockholder-board communication” or “stockholder-director communication” (or “interested party-board communication” or “interested party-director communication,” as appropriate). All such letters must identify the author as the stockholder or interested party and clearly state whether the intended recipients of the letter are all members of our Board of Directors or certain specified individual directors. The secretary will open such communications and make copies, and then circulate them to the appropriate director or directors and such other individuals in accordance with our corporate governance policies.

Policy Concerning Director Attendance at Annual Stockholders’ Meetings

While we encourage all members of our Board of Directors to attend our annual stockholders’ meetings, there is no formal policy as to their attendance at annual stockholders’ meetings. All seven of our directors serving at the time of the 2022 annual stockholders’ meeting attended such meeting.

Codes of Ethics

Our Board of Directors has adopted the Code of Business Conduct and Ethics (the “Code of Conduct”) that applies to all of our directors, officers and employees, including our principal executive officer, principal financial officer and principal accounting officer, and the Code of Ethics for the CEO and Senior Financial Officers (the “Code of Ethics”) containing additional specific policies. The Code of Conduct and the Code of Ethics are posted on our Internet website at www.bktechnologies.com/investor-relations and are available free of charge, upon request to Corporate Secretary, 7100 Technology Drive, West Melbourne, Florida 32904; telephone number: (321) 984-1414.

Any amendment to, or waiver from, a provision of the codes of ethics applicable to our directors and executive officers will be disclosed in a current report on Form 8-K within four business days following the date of the amendment or waiver, unless the rules of the NYSE American then permit website posting of such amendments and waivers, in which case we would post such disclosures on our Internet website.

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Hedging and Pledging Policy

Our insider trading policy prohibits our officers, other employees and directors from hedging or pledging our shares.

Legal Proceedings

                No director, director nominee, or executive officer has been involved in any legal proceeding during the past ten years that is material to an evaluation of his or her ability or integrity.

Family Relationships

                There are no family relationships among any of our directors, director nominees or executive officers.

Meetings and Committees of the Board of Directors

The Board of Directors held 18 meetings during 2022, and each of the directors attended at least seventy-five percent (75%) of the total number of meetings of the Board of Directors held during the period for which he was a director and the total number of meetings held by all committees of the Board of Directors on which he served during the periods that he was a member of that committee.

The Board of Directors has a standing Audit Committee, Compensation Committee and Nominating and Governance Committee. As of December 31, 2022, the members of the committees of the Board of Directors were as follows:

Director	Audit Committee	Compensation Committee	Nominating and Governance Committee
D. Kyle Cerminara(1)
R. Joseph Jackson	X	Chair
Charles T. Lanktree	X	X
Michael C. Mitchell		X	X
E. Gray Payne	Chair		Chair
Lloyd R. Sams			X
John M. Suzuki

__________________

(1)	Chairman of the Board.

Audit Committee.  The Audit Committee has a written charter, which is available at our website at www.bktechnologies.com/investor-relations. The Audit Committee Charter requires that the Audit Committee consist of two or more members of the Board of Directors, each of whom are independent, as defined by the corporate governance listing standards of the NYSE American.

The Board of Directors has determined that each member of the Audit Committee is, and was during 2022, independent, as defined by Rule 10A-3 of the Exchange Act, and the corporate governance listing standards of the NYSE American. The Board of Directors also has determined that General Payne is an “audit committee financial expert,” as defined in Item 407(d)(5) of Regulation S-K.

The Audit Committee has oversight responsibility for the quality and integrity of our consolidated financial statements and is directly responsible for the appointment, compensation, retention and oversight of our independent registered public accounting firm. The committee meets privately with members of our independent registered public accounting firm, which has unrestricted access and reports directly to the committee, and annually reviews their performance and independence from management in deciding whether to continue to retain the accounting firm or engage a different accounting firm. The Audit Committee also evaluates the lead partner designated by the independent auditor. As required by the SEC’s rules, the committee is directly involved in the review and selection of the audit partners serving on the auditor’s engagement team during mandated five-year partner rotations. The Audit Committee also oversees audit fee negotiations associated with our retention of the independent auditor and has the sole authority to approve such fees. The Audit Committee met five times during 2022. The primary functions of the Audit Committee are to oversee: (i) the audit of our consolidated financial statements provided to the SEC and our stockholders; (ii) our internal financial and accounting processes; (iii) the independent audit process; and (iv) compliance with our Code of Conduct and Code of Ethics, as well as conflicts of interest and related party transactions. Additionally, the Audit Committee has responsibilities and authority necessary to comply with Rules 10A-3(b)(2), (3), (4), and (5) of the Exchange Act, concerning the responsibilities relating to: (a) registered public accounting firms, (b) complaints relating to accounting, internal accounting controls or auditing matters, (c) authority to engage advisors, and (d) funding. These and other aspects of the Audit Committee’s authority are more particularly described in the Audit Committee Charter.

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The Audit Committee has adopted a formal policy concerning approval of audit, permitted audit-related and non-audit services to be provided to us by our independent registered public accounting firm, MSL. The policy requires that all services to be provided by MSL, including audit services and permitted audit-related and non-audit services, must be pre-approved by the audit committee. The Audit Committee approved all audit and permitted audit-related services provided by MSL to us during 2022.  MSL did not provide any non-audit services to us during 2022.

Compensation Committee. All members of the Compensation Committee are, and were during fiscal 2022, independent under the corporate governance listing standards of the NYSE American and applicable SEC rules and regulations. The Compensation Committee has a written charter, which is available at our website at www.bktechnologies.com/investor-relations. The functions performed by the Compensation Committee include reviewing and approving all compensation arrangements for our executive officers and administering our equity incentive plans and programs. The Compensation Committee makes all final compensation decisions for our executive officers, including equity grants. The Compensation Committee reviews the performance of our executive officers, including the principal executive officer. Our principal executive officer annually reviews the performance of each of our executive officers and other officers and makes recommendations regarding our executive officers and other officers and managers to the Compensation Committee for its consideration and approval. The Compensation Committee can exercise its discretion in modifying any of our principal executive officer’s recommendations. In performing its functions, the Compensation Committee may retain and terminate outside counsel, compensation and benefits consultants or other experts. During 2022, the Compensation Committee met four times.

Nominating and Governance Committee. All members of the Nominating and Governance Committee are, and were during fiscal 2022, independent under the corporate governance listing standards of the NYSE American. The Nominating and Governance Committee has a written charter, which is available at our website at www.bktechnologies.com/investor-relations. During 2022, the Nominating and Governance Committee met one time.

The functions of the Nominating and Governance Committee include determining and recommending to the Board of Directors the slate of director nominees for election to the Board of Directors at each annual stockholders’ meeting and identifying and recommending director candidates to fill vacancies occurring between annual stockholders’ meetings. In addition, the Nominating and Governance Committee reviews, evaluates and recommends changes to our corporate governance policies and monitors our compliance with these corporate policies.

Board Leadership and Board’s Role in Risk Oversight

During 2022, we had a separate Chairman of the Board and Principal Executive Officer. Our Board of Directors believed this Board leadership structure was best for the Company and our stockholders at the time. General Payne served as our Chairman of the Board until July 8, 2022, at which time the Board appointed Mr. Cerminara as the Chairman of the Board.  Our Principal Executive Officer was our Chief Executive Officer, John M. Suzuki. The Board believed it was in the Company’s best interest to have a separate Chairman of the Board and Principal Executive Officer so that the Principal Executive Officer could devote his time and energy on the day-to-day management of the business, while the Chairman of the Board could focus on providing advice and oversight of management. Because our Chairman is appointed annually by our non-management directors, such directors are able to evaluate the leadership and performance of our Chairman each year. The Board believes that it remains in the Company’s best interests to have a separate Chairman of the Board and Principal Executive Officer at this time for the reasons described above, and the Chairman will continue to be appointed annually by our non-management directors. The Board does not believe that one particular leadership structure is appropriate at all times and will continue to evaluate the Board’s leadership structure from time to time.

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The Board of Directors has not named a lead independent director, as it receives strong leadership from all of its members. Our Board committees consist of only independent members, and our independent directors meet at least annually in executive session without the presence of non-independent directors and management. In addition, our directors take active and substantial roles in the activities of our Board of Directors at the full Board meetings. Our Board believes that this open structure, as compared to a system in which there is a designated lead independent director, facilitates a greater sense of responsibility among our directors and facilitates active and effective oversight by the independent directors of the Company’s operations and strategic initiatives, including any risks.

Our Board of Directors, both as a whole and through its three standing committees, has an advisory role in the Company’s risk management process. The Board of Directors does not have a standing risk management committee.  The Board typically reviews and discusses with management at each of its regular quarterly meetings, information presented by management relating to our operational results and outlook, including information regarding risks related to our business and operations, as well as risks associated with the markets we serve. In particular, the Board is responsible for monitoring and assessing strategic and operational risk exposure, which may include financial, legal and regulatory, human capital, environmental, information technology, security and reputational risks. Our management team maintains primary responsibility for the Company’s risk management, and the Board and its committees rely on the representations of management, the external audit of our financial and operating results, our systems of internal controls and our historically conservative practices when assessing the Company’s risks. The Audit Committee considers and discusses financial risk exposures, and the steps management has taken to monitor and control these exposures, and also provides oversight of the performance of the internal audit function. The Nominating and Governance Committee monitors the effectiveness of our corporate governance policies and the selection of prospective Board members and their qualifications, as well as environmental, social and governance (“ESG”)-related risks. The Compensation Committee, in conjunction with the Audit Committee, assesses and monitors whether any of the Company’s compensation policies and programs have the potential to encourage excessive risk-taking. In addition, the Compensation Committee reviews and monitors matters related to human capital management, including diversity and inclusion initiatives and management of human capital risks.  Each committee must report findings regarding material risk exposures to the Board as quickly as possible. The Board believes that its role in risk oversight does not affect the Board’s leadership structure.

Like all businesses, we also face threats to the Company’s cybersecurity, as the Company is reliant upon information systems and the Internet to conduct its business activities. In light of the pervasive and increasing threat from cyberattacks, the Board and the Audit Committee, with input from management, assess the Company’s cybersecurity threats and the measures implemented by the Company to mitigate and prevent cyberattacks. The Audit Committee consults with management regarding ongoing cybersecurity initiatives, and requests management to report to the Audit Committee or the full Board regularly on their assessment of the Company’s cybersecurity program and risks. With input from management, the Audit Committee assesses the Company’s cybersecurity risks and the measures implemented by the Company to mitigate and prevent cyberattacks and respond to data breaches, and periodically reports on the Company’s cybersecurity program to the Board of Directors.

Director Nomination Process

In accordance with the Nominating and Governance Committee’s written charter, the Nominating and Governance Committee has established policies and procedures for the nomination of director candidates to the Board of Directors. The committee determines the required selection criteria and qualifications of director candidates based upon our needs at the time director candidates are considered. Minimum qualifications for director candidates are set forth in the committee’s “Policy Regarding Minimum Qualifications of Director Candidates” and include threshold criteria, such as integrity, absence of conflicts of interest that would materially impair a director’s ability to exercise independent judgment or otherwise discharge the fiduciary duties owed as a director to the Company and our stockholders, ability to represent fairly and equally all stockholders, demonstrated achievement in one or more fields of business, professional, governmental, communal, scientific or educational endeavors, sound judgment, as a result of management or policy-making experience, that demonstrates an ability to function effectively in an oversight role, general appreciation regarding major issues facing public companies of a size and operational scope similar to the Company, and adequate time to serve. The Nominating and Governance Committee does not have a formal diversity policy. However, as noted in the committee’s “Policy Regarding Minimum Qualifications of Director Candidates”, the committee, as one of its considerations, considers the extent to which the membership of the candidate on the Board will promote diversity among the directors, and seeks to promote through the nominations process an appropriate diversity on the Board of professional background, experience, expertise, perspective, age, gender, ethnicity and country of citizenship. The committee also considers the overall composition of the Board and its committees, compliance with the NYSE American listing standards, and the contributions that a candidate can be expected to make to the collective functioning of the Board based upon the totality of the candidate’s credentials, experience and expertise, the composition of the Board at the time, and other relevant circumstances.

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We are of the view that the continuing service of qualified incumbent directors promotes stability and continuity in the function of the Board of Directors, contributing to the Board’s ability to work as a collective body, while giving us the benefit of the familiarity and insight into our affairs that our directors have accumulated during their tenure.

The Nominating and Governance Committee has adopted procedures consistent with the practice of re-nominating incumbent directors who continue to satisfy the committee’s criteria for membership on the Board, who the committee believes continue to make important contributions to the Board and who consent to continue their service on the Board. These procedures are set forth in the committee’s “Procedures for Identifying and Evaluating Director Candidates” policy. When evaluating the qualifications and performance of the incumbent directors that desire to continue their service on our Board, the committee will (i) consider whether the director continues to satisfy the minimum qualifications for director candidates adopted by the committee, (ii) review the assessments of the performance of the director during the preceding term made by the committee, and (iii) determine whether there exist any special, countervailing considerations against re-nomination of the director. When there is no qualified and available incumbent, the committee will also solicit recommendations for nominees from persons that the committee believes are likely to be familiar with qualified candidates. These persons may include members of our Board of Directors and management of the Company. The committee may also determine to engage a professional search firm to assist in identifying candidates. As to each recommended candidate that the committee believes merits consideration, the committee will consider, among other things, whether the candidate possesses any of the specific qualities or skills that under the committee’s policies must be possessed by one or more members of the Board, the contribution that the candidate can be expected to make to the overall functioning of the Board and the extent to which the membership of the candidate on the Board will promote diversity among the directors.

The Nominating and Governance Committee has adopted a policy with regard to the consideration of director candidates submitted by stockholders. This policy is set forth in the committee’s “Policy Regarding Director Candidate Recommendations Submitted by Stockholders.” The committee will only consider director candidates submitted by stockholders who satisfy the minimum qualifications prescribed by the committee for director candidates, including that a director must represent the interests of all stockholders and not serve for the purpose of favoring or advancing the interests of any particular stockholder group or other constituency.

In accordance with this policy, the Nominating and Governance Committee will consider director candidates recommended by stockholders only where the committee has determined not to re-nominate an incumbent director. In addition, the committee will not consider any recommendation by a stockholder or an affiliated group of stockholders unless such stockholder or group of stockholders has owned at least five percent (5%) of our common stock for at least one year as of the date the recommendation is made. Any eligible stockholder (or affiliated group of stockholders) who desires to recommend a director candidate for consideration by the Nominating and Governance Committee generally must ensure that it is received by the Company no later than 120 days prior to the first anniversary of the date of the proxy statement for the prior annual meeting of stockholders. In the event that the date of the annual meeting of stockholders for the current year is more than 30 days following the first anniversary date of the annual meeting of stockholders for the prior year, the submission of a recommendation will be considered timely if it is submitted a reasonable time in advance of the mailing of the Company’s proxy statement for the annual meeting of stockholders for the current year. Any eligible stockholder (or affiliated group of stockholders) who desires to recommend a director candidate for consideration by the Nominating and Governance Committee for the 2024 annual meeting of stockholders is required to do so prior to July 5, 2024.

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Any such eligible stockholder (or affiliated group of stockholders) is required to submit complete information about itself and the recommended director candidate as specified in the committee’s “Procedures for Stockholders Submitting Director Candidate Recommendations” policy and as set forth in the advance notice provisions in our bylaws. Such information must include, among other things, (i) the number of our common shares beneficially owned by the recommending stockholder and the length of time such shares have been held, (ii) the name, age and experience of the director candidate, (iii) whether the director candidate owns any of our securities, (iv) whether the director candidate has a direct or indirect material interest in any transaction in which we are a participant, (v) a description of all relationships between the director candidate and the recommending stockholder, and (vi) a statement setting forth the director candidate’s qualifications. Submissions should be addressed to the Nominating and Governance Committee care of our Corporate Secretary at our principal headquarters, 7100 Technology Drive, West Melbourne, Florida 32904. Submissions must be made by mail, courier or personal delivery. E-mail submissions will not be considered.

Copies of the policies of the Nominating and Governance Committee are available on our website at www.bktechnologies.com/investor-relations.

The Nominating and Governance Committee evaluated General Payne, Messrs. Horowitz, Jackson, Lanktree, Sams and Suzuki, of whom General Payne, Messrs. Jackson, Lanktree, Sams and Suzuki are incumbent directors, and recommended their nomination to the Board of Directors. The Board, in turn, nominated these six persons for election as directors at the annual meeting.

DIRECTOR COMPENSATION FOR 2022

Director Compensation Program

On September 6, 2018, the Board, upon the recommendation of the Compensation Committee, adopted a new director compensation program for all non-employee directors, effective as of September 1, 2018. The program was adopted to remain competitive in attracting and retaining qualified Board members and to better align director compensation to other public companies of comparable size to the Company.

Under the program, each non-employee director receives an annual retainer fee of $50,000, payable in quarterly installments of cash or the cash equivalent in company stock, at the date of the approval of payment by the compensation Committee. On August 12, 2022, the Compensation Committee granted each non-employee director 4,310 RSUs for the annual retainer fee. Each RSU represents a contingent right to receive one share of our common stock. The RSUs vest on the first anniversary of the grant date, subject to the recipient’s continued service as a director of the Company through such date, provided that, if the director makes himself available and consents to be nominated by the Company for continued service as a director of the Company, but is not nominated for the Board of Directors for election by stockholders, other than for good reason, as determined by the Board in its discretion, then the RSUs will vest in full as of the director’s last date of service as a director of the Company.

In addition, the director compensation program provides for an additional annual cash retainer of $75,000, payable in quarterly cash or the cash equivalent in company stock installments, for the Chairman of the Board, $3,000, payable in quarterly cash installments, for each Board committee served on, or an additional annual cash retainer of $10,000, payable in quarterly cash or the cash equivalent in company stock installments, per committee for service as committee chairman. All non-employee directors are entitled to reimbursement of reasonable out-of-pocket expenses incurred by them in connection with their attendance at meetings of the Board and any committee thereof on which they serve. If a non-employee director does not serve on the Board or a Board committee, or as Chairman or as a Board committee chairman, for the full year, the Board and any applicable Board committee, Board Chairman, and any Board committee chairman retainers are prorated for the portion of the year served. If a non-employee director joins the Board after the grant of RSUs for that year, the non-employee director’s grant of RSUs will be prorated for the portion of the year to be served.

Our 2017 Plan provides that the aggregate grant date fair value of all awards granted to any single non-employee director during any single calendar year (determined as of the applicable grant date(s) under applicable financial accounting rules), taken together with any cash fees paid to the non-employee director during the same calendar year, may not exceed $200,000.

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The following table shows the compensation paid to our non-employee directors for fiscal 2022:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)		Total ($)
D. Kyle Cerminara(2)	89,000	41,409		130,409
R. Joseph Jackson(2)	59,500	18,750		78,250
Charles T. Lanktree(2)	56,000	41,409		97,409
Michael C. Mitchell(2)	28,000	18,750		46,750
E. Gray Payne(2)	120,000	41,409		161,409
Lloyd R. Sams(2)	26,500	18,750		45,250
Michael R. Dill(2)	33,000	136,651	(4)	169,651
Inez M. Tenenbaum(2)	28,000	27,102		55,102
John W. Struble(3)	10,598	—		10,598

_________________

(1)

Stock awards represent the aggregate grant date fair value of 4,310 RSUs granted on August 12, 2022, to each of Messrs. Cerminara, Jackson, Lanktree, Mitchell, Sams and General Payne. Messrs. Cerminara, Lanktree and General Payne stock award compensation also includes compensation related to vesting of shares granted for prior years or service. The RSUs were granted pursuant to the 2017 Plan and represent a portion of the compensation payable to our non-employee directors, as described above. Each RSU represents a contingent right to receive one share of our common stock. The RSUs vest in full on the first anniversary of the grant date, subject to the director’s continued service as a director of the Company through such date, provided that, if the director makes himself available and consents to be nominated by the Company for continued service as a director of the Company, but is not nominated for the Board for election by stockholders, other than for good reason, as determined by the Board in its discretion, then the RSUs shall vest in full as of the director’s last date of service as a director of the Company. In addition, the 2017 Plan and the RSU award agreements grant the compensation committee the discretion to accelerate vesting of the RSUs upon the occurrence of a “change in control” (as defined under the 2017 Plan) or in connection with the termination of the director’s service for any reason prior to the vesting date.

The amounts shown represent the aggregate grant date fair value computed in accordance with FASB Accounting Standards Codification (ASC) Topic 718 “Compensation-Stock Compensation” (“FASB ASC Topic 718”). For a discussion of valuation assumptions, see Note 1 (Summary of Significant Accounting Policies) and Note 10 (Share-Based Employee Compensation) of our consolidated financial statements included in our Annual Report on Form 10-K for fiscal 2022.

(2)

The aggregate number of option and stock awards outstanding (including exercised and unexercised stock options and unvested RSUs) as of December 31, 2022, for each non-employee director was as follows:

Name	Option Awards (#)	Stock Awards (#)
D. Kyle Cerminara	—	9,391 RSUs
R. Joseph Jackson	—	4,310 RSUs
Charles T. Lanktree	—	9,391 RSUs
Michael C. Mitchell	—	4,310 RSUs
E. Gray Payne	—	9,391 RSUs
Lloyd R. Sams	—	4,310 RSUs

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The RSUs outstanding for each director listed above as of December 31, 2022 include 202 RSUs remaining pursuant to a grant made to Messrs. Cerminara, Lanktree and Payne on September 6, 2018 (not including 810 RSUs that vested prior to December 31, 2022), 831 RSUs remaining pursuant to a grant made to Messrs. Cerminara, Lanktree and Payne on September 6, 2019 (not including 1,247 RSUs that vested prior to December 31, 2022), 1,579 RSUs remaining pursuant to a grant made to Messrs. Cerminara, Lanktree and Payne on August 24, 2020 (not including 1,053 RSUs that vested prior to December 31, 2022), and 2,477 RSUs remaining pursuant to a grant made to Messrs. Cerminara, Lanktree and Payne on August 17, 2021, (not including 619 RSUs that vested prior to December 31, 2022).  The RSUs listed above vest in full in five equal annual installments, beginning on the first anniversary of the respective grant date, in each case subject to the director’s continued service as a director of the Company through such date, provided that, if the director makes himself available and consents to be nominated by the Company for continued service as a director of the Company, but is not nominated for the Board of directors for election by stockholders, other than for good reason, as determined by the Board in its discretion, then the RSUs will vest in full as of the director’s last date of service as a director of the Company. See footnote 1 above for more information. The 4,310 RSUs  pursuant to a grant made to Messrs. Cerminara, Jackson, Lanktree, Mitchell, Payne and Sams on August 12, 2022, remain unvested as of December 31, 2022. Such RSUs vest in on the first anniversary of the grant date, in each case subject to the director’s continued service as a director of the Company through such date, provided that, if the director makes himself available and consents to be nominated by the Company for continued service as a director of the Company, but is not nominated for the Board of directors for election by stockholders, other than for good reason, as determined by the Board in its discretion, then the RSUs will vest in full as of the director’s last date of service as a director of the Company. See footnote 1 above for more information.   On June 30, 2022, the Company, at the direction of the Board of Directors, accelerated the vesting of Mr. Dill’s unvested restricted stock units granted September 6, 2018, September 6, 2019, August 24, 2020, and July 30, 2021, and issued 6,853 shares of common stock to Mr. Dill. On July 1, 2022, the Company, at the direction of the Board of Directors, granted on a pro rata basis for 2022 compensation, 3,743 RSUs to former director Mr. Dill. These restricted stock units were fully vested and settled on the date of grant. On July 1, 2022, the Company, at the direction of the Board of Directors, granted on a pro rata basis for 2022 compensation 2,212 RSUs to former director Ms. Tenenbaum. These restricted stock units were fully vested and settled on the date of grant.

(3)

Mr. Dill and Ms. Tenenbaum were members of the Board until the 2022 annual meeting of stockholders held on June 30, 2022, when they did not stand for re-election. Mr. Struble was a member of the Board until the 2021 annual meeting of stockholders held on December 17, 2021, when he did not stand for re-election.

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REPORT OF THE AUDIT COMMITTEE

The following report of the Audit Committee does not constitute soliciting material and should not be deemed filed with the Securities and Exchange Commission nor shall this report be incorporated by reference into any of our filings under the Securities Act of 1933 or the Securities Exchange Act of 1934.

The Audit Committee oversees our financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the consolidated financial statements and the reporting process, including the systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee has reviewed and discussed the audited consolidated financial statements included in our Annual Report on Form 10-K, for the fiscal year ended December 31, 2022, with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the consolidated financial statements.

The Audit Committee also has reviewed and discussed with our independent registered public accounting firm, MSL, P.A., which is responsible for expressing an opinion on the conformity of those consolidated financial statements with accounting principles generally accepted in the United States, its judgments as to the quality, not just the acceptability, of our accounting principles and such other matters as are required to be discussed with the committee by applicable requirements of the Public Company Accounting Oversight Board and the Securities and Exchange Commission. In addition, the Audit Committee has received the written disclosures and the letter from MSL, P.A. required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and has discussed with MSL, P.A. its independence.

Based on the considerations and discussions referred to above, the Audit Committee recommended to our Board of Directors (and the Board approved) that the audited consolidated financial statements for 2022 be included in our Annual Report on Form 10-K for the year ended December 31, 2022, as filed with the Securities and Exchange Commission.

This report is provided by the following independent directors, who comprise the Audit Committee:

E. Gray Payne (Chair)
R. Joseph Jackson
Charles T. Lanktree

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EXECUTIVE COMPENSATION

Information about our Executive Officers

Set forth below is certain information regarding our executive officers as of October 25, 2023. Each executive officer serves at the discretion of the Board of Directors.

Name	Age	Position
John M. Suzuki	59	Chief Executive Officer, President, Director
Scott A. Malmanger	67	Chief Financial Officer and Secretary
Henry R. (Randy) Willis	64	Chief Operating Officer
Branko Avanic, Ph.D.	62	Chief Technology Officer

John M. Suzuki was appointed as our Chief Executive Officer on July 19, 2021, and as our President on October 12, 2023. From May 2019 until accepting the position of Chief Executive Officer of the Company, Mr. Suzuki served as Chief Strategy Officer of Imperium Leadership, where he has overseen the development and growth of the business. From May 2015 through May 2019, he served as President and CEO of EFJohnson Technologies, a two-way radio manufacturer. From 2011 through 2015, Mr. Suzuki served in a variety of leadership positions, including as Senior Vice President of Sales for AVTEC Incorporated, and Vice President of Sales and Marketing for 3eTechnologies International, a subsidiary of UltraElectronics. From 2004 through 2011, Mr. Suzuki served as Senior Vice President, Sales of EFJohnson Technologies. Mr. Suzuki has a broad background in general management, strategy, product development, sales, marketing, supply chain, operations and engineering, and mergers and acquisitions. He is a strategic thinker with extensive experience in developing and growing new business opportunities. Mr. Suzuki holds a bachelor’s degree in electrical engineering from the University of Ottawa and an MBA from Duke University.

Scott A. Malmanger has been our Chief Financial Officer since July 2022 and Secretary since November 2022. From October 2019 to October 2021, he was Chief Financial Officer for OneroRx Inc., an Illinois based group of retail pharmacies.  From May 2017 to April 2019, he was the Chief Financial Officer of iCoreConnect, Inc. (OCT: ICCT), a SaaS provider of electronic medical record software. From November 2015 to May 2017, he served as VP of Finance for Atlantic Tower Services, Inc., a provider of cell phone tower maintenance services.  From May 2010 to February 2015, he was Chief Financial Officer/VP Finance for American K-9 Detection Services, LLC., a provider of canine detection services to the US Dept of Defense, Department of State and other government agencies.  He is an analytical strategist skilled in successfully navigating corporations large and small through periods of accelerated growth. Mr. Malmanger is a Certified Public Accountant (Inactive) and also holds a Certified Management Accountant designation. He holds a bachelor’s degree in Mathematics and Business Administration from Pillsbury College and a MBA from the University of Minnesota – Mankato.

Henry R. (Randy) Willis has been our Chief Operating Officer since March 14, 2018. He previously served as the Company’s Vice President of Operations since August 2017, overseeing all aspects of manufacturing and quality. Prior to joining the Company, he held leadership positions in manufacturing, operations, quality, supply chain, industrial engineering and program management, including founding and serving as President of Target Velocity Consulting, Inc., a “Lean/Six Sigma” firm specializing in operational improvements, from December 2009 to August 2017 and Vice President, Continuous Improvement, for CIRCOR International, Inc. (NYSE: CIR), from August 2007 to December 2009. He also served in leadership positions for Parker-Hannifin Corporation (NYSE: PH) from January 2005 to August 2007 and Honeywell International Inc. (NYSE: HON) from June 1998 to January 2005. Mr. Willis holds certifications as a Lean Master and Six Sigma Black Belt and B.S. and M.S. degrees in Industrial Technology from East Carolina University.

Branko Avanic, Ph.D., has been our Chief Technology Officer since October 30, 2019. Dr. Avanic previously served as Senior Vice President of Engineering of BK Technologies, Inc., our wholly-owned subsidiary, since August 13, 2019. Prior to joining the Company, he served in a number of roles at Motorola Solutions, Inc. (NYSE: MSI), including Director, Head Architect – Devices Engineering for several different projects from 2015 through June 2019 and a variety of other roles from 1999 to 2015. Dr. Avanic also serves as President of Ph.D. Research Group Inc. Dr. Avanic has previously served as an adjunct professor at the University of Miami and Florida Atlantic University. He received a B.S., M.S. and Ph.D. in Electrical Engineering from the University of Miami.

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SUMMARY COMPENSATION TABLE FOR 2021-2022

The following table provides certain summary information concerning the compensation of our named executive officers for the last two completed fiscal years ended December 31, 2022:

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)	Option Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)	Total ($)
John M. Suzuki Chief Executive Officer and President(10)	2022	358,844	—	27,200	101,605	—	18,528(4)	506,177
	2021	150,770	—	—	111,100	—	5,035(4)	266,905

Timothy A. Vitou(10)	2022	281,949	30,000	—	47,550	—	14,918(5)	374,417
President	2021	275,000	45,000	—	—	—	24,341(5)	344,341

William P. Kelly()(11)	2022	225,881	—	—	—	—	34,449(6)	260,331
Executive Vice President and Chief Financial Officer	2021	221,450	30,000	—	—	—	23,348(6)	244,798

Scott A. Malmanger(12)	2022	36,152	—	—	—	—	90(7)	36,242
Chief Financial Officer	2021	—	—	—	—	—	—	—

Randy Willis	2022	231,454	30,000	—	22,710	—	12,261(8)	266,425
Chief Operating Officer	2021	222,400	60,000	—	—	—	12,091(8)	264,491

Branko Avanic	2022	252,986	30,000	—	22,710	—	11,855(9)	287,551
Chief Technology Officer	2021	244,445	75,000	—	—	—	14,359(9)	288,804

_____________

(1)	On March 2, 2022, at the recommendation of the compensation committee, the Board approved payment of cash bonuses of $30,000 to each of Mr. Vitou, Mr. Willis, and Dr. Avanic.

On March 16, 2021, the Compensation Committee approved payment of cash bonuses of $45,000 to Mr. Vitou, $30,000 to Mr. Kelly, $60,000 to Mr. Willis, and $75,000 to Dr. Avanic

(2)	On June 8, 2022, at the recommendation of the compensation committee, the Board approved issuance of 2,000 RSUs to Mr. Suzuki.

(3)

The amounts in this column represent the aggregate grant date fair value of stock options granted to the Named Executive Officer computed in accordance with FASB ASC Topic 718. The value ultimately realized by the Named Executive Officer upon the actual exercise of the stock options may or may not be equal to the FASB ASC Topic 718 computed value. For a discussion of valuation assumptions, see Note 1 (Summary of Significant Accounting Policies) and Note 10 (Share-Based Employee Compensation) of our consolidated financial statements included in our Annual Report on Form 10-K for fiscal 2022.

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On June 22, 2022, the compensation committee granted non-qualified stock options to Messrs. Suzuki, Vitou and Willis to purchase 9,000, 6,000 and 6,000 shares, respectively, of the Company’s common stock, at an exercise price of $12.40 per share.

On March 1, 2022, the compensation committee granted non-qualified stock options to Messrs. Suzuki, Vitou, Willis and Dr. Avanic to purchase 17,000, 6,000, 6,000 and 6,000 shares, respectively, of the Company’s common stock, at an exercise price of $11.65 per share.

On July 19, 2021, the compensation committee granted non-qualified stock options to Mr. Suzuki to purchase 20,000 shares of the Company’s common stock, at an exercise price of $15.40 per share.

(4)

The amounts in this column for Mr. Suzuki represent the Company’s matching contributions for fiscal 2022 and fiscal 2021 of $10,238 and $2,019, respectively, to Mr. Suzuki’s account under the Company’s 401(k) plan; and the Company’s payments for fiscal 2022 and fiscal 2021 of $8,291 and $3,016, respectively, for long-term disability, life and health insurance premiums for the benefit of Mr. Suzuki.

(5)

The amounts in this column for Mr. Vitou represent the Company’s matching contributions for fiscal 2022 and fiscal 2021 of $7,049 and $5,534, respectively, to Mr. Vitou’s account under the Company’s 401(k) plan; the Company’s payments for fiscal 2022 and fiscal 2021 of $7,869 and $8,231, respectively, for long-term disability, life and health insurance premiums for the benefit of Mr. Vitou; and the Company’s payment for fiscal 2021 of $10,576, for accrued unused vacation time.

(6)

The amounts in this column for Mr. Kelly represent the Company’s matching contributions for fiscal 2022 and fiscal 2021 of $3,359 and $6,776, respectively, to Mr. Kelly’s account under the Company’s 401(k) plan; the Company’s payments for fiscal 2022 and fiscal 2021 of $3,931 and $8,055, respectively, for long-term disability, life and health insurance premiums for the benefit of Mr. Kelly; and the Company’s payment for fiscal 2022 and fiscal 2021 of $27,160 and $8,517, respectively for accrued unused vacation time.

(7)	The amounts in this column for Mr. Malmanger represent the Company’s payments for fiscal 2022 of $90, for long-term disability, life and health insurance premiums for the benefit of Mr. Malmanger.

(8)

The amounts in this column for Mr. Willis represent the Company’s matching contribution for fiscal 2022 and fiscal 2021 of $6,944 and of $6,793, respectively, to Mr. Willis’s account under the Company’s 401(k) plan; the Company’s payments for fiscal 2022 and fiscal 2021 of $5,318 and $5,298 for long-term disability, life and health insurance premiums for the benefit of Mr. Willis.

(9)

The amount in this column for Dr. Avanic represents the Company’s matching contributions for fiscal 2022 and fiscal 2021 of $3,564 and $6,088, respectively, to Dr. Avanic’s account under the Company’s 401(k) plan; the Company’s payments for fiscal 2022 and 2021 of $8,291 and $8,271 for long-term disability, life and health insurance premiums for the benefit of Dr. Avanic.

(10)	Mr. Vitou retired on October 12, 2023, and Mr. Suzuki was appointed President of the Company effective October 12, 2023.

(11)	Mr, Kelly retired effective June 30, 2022.

(12)

Mr. Malmanger was appointed Chief Financial Officer on November 1, 2022. He previously served as a consultant to the Company since May 31, 2022, and as the Company’s interim Chief Financial Officer and Secretary since June 30, 2022.

Narrative to Summary Compensation Table

We review compensation annually for all employees, including our Named Executive Officers. In setting annual base salaries and bonuses and granting equity incentive awards, we consider (i) compensation for comparable positions in the market, (ii) individual performance as compared to our expectations and objectives, (iii) our desire to motivate our employees to achieve short- and long-term results that are in the best interests of our stockholders, and (iv) a long-term commitment to our Company.

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Our Board historically has determined our executives’ compensation based on the recommendations of our Compensation Committee, which typically reviews and discusses management’s proposed compensation with the Chief Executive Officer for all executives other than the Chief Executive Officer. Based on those discussions and its discretion, the Compensation Committee then recommends the compensation for each executive officer to the Board. Our Board, without members of management present, discusses the Compensation Committee’s recommendations and ultimately approves the compensation of our executive officers.

Base Salaries

On March 17, 2021, the Compensation Committee approved base salaries of $275,000, $221,450, $225,750, and $246,750 to Messrs. Vitou, Kelly and Willis, and Dr. Avanic, respectively. On July 19, 2021, in connection with Mr. Suzuki’s appointment as Chief Executive officer and the Suzuki Employment agreement, the Board of Directors approved a base salary of $350,000 for Mr. Suzuki.

On October 31, 2022, in connection with Mr. Malmanger’s appointment as the Chief Financial Officer and Secretary and the Malmanger Employment agreement, the Compensation Committee approved base salary of $235,000 for Mr. Malmanger.

Bonus Payments

2022 Discretionary Cash Bonuses

On March 1, 2022, the compensation committee approved the payment of cash bonuses of $30,000 to Mr. Vitou, $30,000 to Mr. Willis, and $30,000 to Dr. Avanic.

Stock Option Awards

2022 Awards

On March 1, 2022, the compensation committee granted non-qualified stock options to Messrs. Suzuki, Vitou, Willis and Dr. Avanic to purchase 17,000, 6,000, 6,000 and 6,000 shares, respectively, of the Company’s common stock, at an exercise price of $11.65 per share. The options have a ten-year term. Mr. Suzuki’s options vest in five equal annual installments beginning on the grant date and thereafter on March 1, 2023, March 1, 2024, March 1, 2025, and March 1, 2026. The options granted to Mr. Vitou, Mr. Willis, and Dr. Avanic vest in three equal annual installments beginning on the grant date and thereafter on March 1, 2023, and March 1, 2024.

On June 22, 2022, the compensation committee granted non-qualified stock options to Messrs. Suzuki, Vitou and Willis to purchase 9,000, 6,000 and 6,000 shares, respectively, of the Company’s common stock, at an exercise price of $12.40 per share. The options have a ten-year term. The options vest based on achievement of certain business objectives, that as of December 31, 2022 were not achieved and the options remain unvested.

Other Compensation

Except as disclosed above, Mr. Suzuki, Mr. Vitou, Mr. Kelly, Mr. Malmanger, Mr. Willis and Dr. Avanic did not receive any other compensation during fiscal 2022 or fiscal 2021, except for perquisites and other personal benefits, of which the total aggregate value for each of them did not exceed $10,000.

Pay Versus Performance

As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive compensation actually paid (also referred to as “CAP”) and certain financial performance of our Company for each of the last two completed fiscal years. In determining the “compensation actually paid” to our NEOs, we are required to make various adjustments to amounts that have been previously reported in the Summary Compensation Table in previous years, as the SEC’s valuation methods for this section differ from those required in the Summary Compensation Table. The table below summarizes compensation values both previously reported in our Summary Compensation Table, as well as the adjusted values required in this section for the 2022 and 2021 fiscal years. Note that for our NEOs other than our CEO, or principal executive officer, compensation is reported as an average.

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	John M. Suzuki, PEO		Timothy A. Vitou, Former PEO		Non-PEO NEO's
Year	Summary Compensation Table Total for PEO (1)	Compensation Actually Paid to PEO (2)	Summary Compensation Table Total for PEO (1)	Compensation Actually Paid to PEO (2)	Average Summary Compensation Table Total for Non-PEOs (3)	Average Compensation Actually Paid to Non-PEOs (4)	Value of Initial Fixed $100 Investment Based on Total Shareholder Return	Net loss (thousands) (5)
2022	$506,177	$573,303	$374,417	$414,758	$299,716	$331,001	$117.04	$(11,633)
2021	$266,905	$266,905	$344,341	$316,875	$297,704	$283,193	$80.92	$(1,701)

(1) Represent the amounts of total compensation reported for our PEO and Former PEO during each corresponding year in the “Total” column of the Summary Compensation Table above.

(2) Represents the amount of “compensation actually paid” to our PEO and Former PEO, as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual amount of compensation earned by or paid to our PEO and Former PEO during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to our PEO and Former PEO’s total compensation for each year to determine the “compensation actually paid”:

	Year	Reported Summary Compensation Table Total for PEO ($)	Reported Value of Option Awards (a)(b) ($)	Equity Award Adjustments (b) ($)	Compensation Actually Paid to PEO ($)
John M. Suzuki, PEO	2022	$506,177	$(101,605)	$168,732	$573,303
	2021	$266,905	$(111,100)	$111,100	$266,905

Timothy A. Vitou, Former PEO	2022	$374,417	(47,550)	$87,891	$414,758
	2021	$344,341	$-	$(27,466)	$316,875

(a) The grant date fair value of equity awards represents the total of the amounts reported in the “Option Awards” columns in the Summary Compensation Table for the applicable year.

(b) In order to calculate the compensation “actually paid” to our PEO and Former PEO, we are required under the SEC rules to subtract from the value in the Summary Compensation Table the grant date fair value of equity awards, and add back the following:

(i)the year-end fair value of any equity awards in the applicable year that are outstanding and unvested as of the end of the year;

(ii)the amount of change as of the end of the applicable year (from the end of the prior fiscal year) in fair value of any awards granted in prior years that are outstanding and unvested as of the end of the applicable year;

(iii)for awards that are granted and vest in the same applicable year, the fair value as of the vesting date;

(iv)for awards granted in prior years that vest in the applicable year, the amount equal to the change as of the vesting date (from the end of the prior fiscal year) in fair value;

(v)for awards granted in prior years that are determined to fail to meet the applicable vesting conditions during the applicable year, a deduction for the amount equal to the fair value at the end of the prior fiscal year; and

(vi)the dollar value of any dividends or other earnings paid on stock or option awards in the applicable year prior to the vesting date that are not otherwise reflected in the fair value of such award or included in any other component of total compensation for the applicable year.

The amounts deducted or added in calculating the equity award adjustments are as follows:

	Year	Year End Fair Value of Outstanding and Unvested Equity Awards Granted in the Year ($)	Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Years ($)	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year ($)	Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year ($)	Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year ($)	Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation($)	Total Equity Award Adjustments
John M. Suzuki, PEO	2022	$147,283	$-	$21,448	$-	$-	$-	$168,732
	2021	$-	$-	$111,100	$-	$-	$-	$111,100

Timothy A. Vitou, Former PEO	2022	$72,820	$5,634	$7,570	$1,867	$-	$-	$87,891
	2021	$-	$(17,654)	$-	$(9,812)	$-	$-	$(27,466)

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(3) Represents the average of the amounts reported for our NEOs as a group (excluding our PEO and our Former PEO) in each applicable year in the “Total” column of the Summary Compensation Table above. For 2021, this includes William P. Kelly, Randy Willis and Branko Avanic and for 2022, Scott A. Malmanger and the executives listed above, (the “Non-PEO NEOs”).

(4) Represents the average amount of “compensation actually paid” to the Non-PEO NEOs, as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual average compensation earned or paid to the Non-PEO NEOs during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to average total compensation for the Non-PEO NEOs for each year to determine the “compensation actually paid”, using the same methodology as described above in Note (2):

Year	Average Reported Summary Compensation Table Total for Non-PEOs ($)	Average Reported Value of Option Awards ($)	Average Equity Award Adjustments (a) ($)	Average Compensation Actually Paid to Non-PEOs ($)
2022	$299,716	$(35,130)	$66,416	$331,001
2021	$297,704	$-	$(14,511)	$283,193

(a) The amounts deducted or added in calculating the total average equity award adjustment are as follows:

Year	Year End Fair Value of Outstanding and Unvested Equity Awards Granted in the Year ($)	Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Years ($)	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year ($)	Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year ($)	Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year ($)	Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation ($)	Total Equity Award Adjustments
2022	$50,680	$6,207	$7,570	$1,959	$-	$-	$66,416
2021	$-	$(9,748)	$-	$(4,764)	$-	$-	$(14,511)

(5) The dollar amounts reported represent the amount of net loss reflected in our consolidated audited financial statements for the applicable year.

Named Executive Officer Appointments and Agreements

Appointment of Chief Executive Officer and President

                On July 19, 2021, the Board of Directors appointed Mr. Suzuki as Chief Executive Officer of the Company, effective immediately. In connection with such appointment, BK Technologies, Inc. entered into an employment agreement with Mr. Suzuki, executed July 19, 2021 (the “Suzuki Employment Agreement”), which is described below.

The Suzuki Employment Agreement provides for an annual base salary of $350,000 for Mr. Suzuki.

Mr. Suzuki is eligible for performance-based compensation in the form of an annual bonus of 50% of his annual base salary, payable in cash, as determined by the compensation committee, and subject to the achievement of performance metrics and other criteria as determined by the compensation committee. Other equity incentive awards will be made to Mr. Suzuki based on performance as determined by the compensation committee. In the case of a Change of Control as such term is defined in the 2017 Plan, Mr. Suzuki will also be entitled to a bonus of 100% of his annual base salary, payable in a cash lump sum.

The Suzuki Employment Agreement provides for severance payments in the event Mr. Suzuki’s employment is terminated by the Company without “cause.” Mr. Suzuki will be entitled to an amount equal to twelve months of his base salary.

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Any severance payable to Mr. Suzuki under the Suzuki Employment Agreement will be paid by the Company over a twelve-month period in accordance with the Company’s normal payroll practices and subject to applicable law. Mr. Suzuki will not be entitled to severance payments in the event he is terminated for “cause.” For purposes of the Suzuki Employment Agreement, “cause” will exist if Mr. Suzuki (i) acts dishonestly or incompetently or engages in willful misconduct in performance of his executive duties, (ii) breaches the Named Executive Officer’s fiduciary duties owed to the Company, (iii) intentionally fails to perform duties assigned to him, (iv) is convicted or enters a plea of guilty or nolo contendere with respect to any felony crime involving dishonesty or moral turpitude, and/or (v) breaches his obligations under the Suzuki Employment Agreement.

Mr. Suzuki is also eligible to participate in the Company’s benefit plans. The Suzuki Employment Agreement contains customary non-competition and non-solicitation covenants.

Mr. Suzuki was appointed as President on October 12, 2023, following the retirement of Mr. Vitou. There were no changes to Mr. Suzuki’s compensation or the Suzuki Employment Agreement in connection with his appointment as President.

Other Employment Agreements

The Company entered into employment agreements with each of the following (collectively, as amended, the “Other Employment Agreements” and, collectively with the Suzuki Employment Agreement, the “Employment Agreements”): (i) Timothy A. Vitou, President; (ii) Scott A. Malmanger, Chief Financial Officer and Secretary; (iii) Branko Avanic, Ph.D, Chief Technology Officer and (iv) Randy Willis, Chief Operating Officer. The Other Employment Agreements provide for an annual base salary of $275,000 for Mr. Vitou, $235,000 for Dr. Avanic, $235,000 for Mr. Malmanger and $215,000 for Mr. Willis, subject to adjustment by the Board.

Each Named Executive Officer in his respective Other Employment Agreement is eligible for performance-based compensation in the form of an annual bonus, payable in cash or through equity in the Company, as determined by the compensation committee, and subject to the achievement of performance metrics and other criteria as determined by the compensation committee.

The Other Employment Agreements provide for severance payments in the event the Named Executive Officer’s employment is terminated by the Company without “cause.” Each Named Executive Officer will be entitled to an amount equal to six months (twelve months for Mr. Vitou) of his base salary in effect at the time of termination or the original base salary set forth in his respective Other Employment Agreement, whichever is greater.

Any severance payable to a Named Executive Officer under his Other Employment Agreement will be paid by the Company over a twelve-month period in accordance with the Company’s normal payroll practices and subject to applicable law. None of the Named Executive Officers will be entitled to severance payments in the event he is terminated for “cause.” For purposes of the Other Employment Agreements, “cause” will exist if the Named Executive Officer (i) acts dishonestly or incompetently or engages in willful misconduct in performance of his executive duties, (ii) breaches the Named Executive Officer’s fiduciary duties owed to the Company, (iii) intentionally fails to perform duties assigned to him, (iv) is convicted or enters a plea of guilty or nolo contendere with respect to any felony crime involving dishonesty or moral turpitude, and/or (v) breaches his obligations under his Other Employment Agreement.

The Named Executive Officers are also eligible to participate in the Company’s benefit plans. The Other Employment Agreements contain customary non-competition and non-solicitation covenants.

On October 12, 2023, the Company’s President, Timothy A. Vitou, retired. In connection with Mr. Vitou’s retirement, the Company and Mr. Vitou entered into a Separation Agreement and General Release (“Separation Agreement”). Pursuant to the Separation Agreement, the Company will pay to Mr. Vitou $283,250, which amounts to twelve months of compensation at Mr. Vitou’s current normal base pay rate, less taxes, social security and other required withholdings, to be paid in bi-weekly increments in accordance with the Company’s regular payroll practices. Pursuant to the Separation Agreement, Mr. Vitou granted a general release to the Company from any and all claims (known or unknown), rights, or demands that Mr. Vitou has or may have against the Company and other released parties described in the Separation Agreement.

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On January 11, 2022, the Company announced Mr. Kelly’s plans to retire. Mr. Kelly retired effective June 30, 2022. In connection with Mr. Kelly’s retirement on January 11, 2022, the Company and Mr. Kelly entered into a Separation Agreement and General Release (“Separation Agreement”). Pursuant to the Separation Agreement, upon Mr. Kelly’s retirement, the Company paid to Mr. Kelly one hundred sixty-six thousand eighty-seven dollars and fifty cents ($166,087.50), which amounts to nine months of compensation at Mr. Kelly’s normal base pay rate, less taxes, social security and other required withholdings, paid in bi-weekly increments in accordance with the Company’s regular payroll practices. Also pursuant to the Separation Agreement, the Company paid or reimbursed the monthly premium or cost of COBRA health care coverage (approximately $1,119.96 monthly) for Mr. Kelly’s wife, until August 7, 2022. Pursuant to the Separation Agreement, Mr. Kelly granted a general release to the Company from any and all claims (known or unknown), rights, or demands that Mr. Kelly had against the Company and other released parties described in the Separation Agreement.  In the Separation Agreement, Mr. Kelly was given required opportunities to seek advice of counsel and to revoke the Separation Agreement.

2017 Incentive Compensation Plan

The Company’s stockholders approved the 2017 Incentive Compensation Plan (as amended, the “2017 Plan”) at the Company’s 2017 annual meeting of stockholders held on June 15, 2017. The 2017 Plan replaced the 2007 Incentive Compensation Plan (the “2007 Plan” and, together with the 2017 Plan, the “Equity Plans”), which had been approved by the stockholders in 2007. No new awards will be granted under the 2007 Plan.

 In connection with the Reorganization, we assumed the Equity Plans and all of the outstanding equity awards under such Equity Plans pursuant to the Omnibus Amendment to Incentive Compensation Plans, dated as of March 28, 2019 (the “Omnibus Amendment”). Each outstanding equity award assumed by us is issuable upon the same terms and conditions as were in effect immediately prior to the completion of the Reorganization, except that all such equity awards now entitle the holder thereof to acquire our common stock.

The Company’s stockholders approved an amendment to the 2017 Plan at the Company’s 2021 annual meeting of stockholders held on December 17, 2021, to increase the number of authorized shares under the 2017 Plan from 200,000 shares to 600,000 shares.

The objective of the 2017 Plan is to provide incentives to attract and retain key employees, non-employee directors and consultants and align their interests with those of the Company’s stockholders. The 2017 Plan is administered by the compensation committee and has a term of ten years. All non-employee directors of the Company and employees and consultants of the Company and its subsidiaries designated by the committee are eligible to participate in the 2017 Plan and to receive awards, including stock options (which may be incentive stock options or non-qualified stock options), stock appreciation rights, restricted shares, RSUs, or other share-based awards and cash-based awards.

OUTSTANDING EQUITY AWARDS AT 2022 FISCAL YEAR-END

The following table provides information with respect to outstanding stock option awards for our shares of common stock classified as exercisable and unexercisable as of December 31, 2022, for the Named Executive Officers.

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Name	Number of Securities Underlying Unexercised Options (#) Exercisable(11)		Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date
John M. Suzuki	20,000	(1)	—		15.40	7/19/31
	3,400	(2)	13,600		11.65	3/01/32
	—		9,000	(3)	12.40	6/22/32

Timothy A. Vitou	1,000	(4)	—		11.15	3/12/23
	5,000	(5)	—		25.50	3/17/27
	2,000	(6)	—		21.00	8/30/27
	4,800	(7)	1,200		18.75	3/14/28
	3,600	(8)	2,400		20.35	3/05/29
	2,000	(10)	4,000		11.65	3/01/32
	—		6,000	(3)	12.40	6/22/32

Randy Willis	5,000	(6)	—		21.00	8/30/27
	3,200	(7)	800		18.75	3/14/28
	2,400	(8)	1,600		20.35	3/05/29
	2,000	(10)	4,000		11.65	3/01/32
	—		6,000	(3)	12.40	6/22/32

Branko Avanic	3,600	(9)	2,400		18.05	10/30/29
	2,000	(10)	4,000		11.65	3/01/32

Note: The options and exercise prices listed above, have been adjusted to reflect the one (1) for five (5) reverse-split of the Company’s shares on April 24, 2022.

(1)	The options were granted on July 19, 2021, and are fully vested and exercisable.

(2)	The options were granted on March 1, 2022, and vest in five equal annual installments, beginning on March 1, 2022.

(3)	The options were granted on June 22, 2022, and vest based on grant terms of achievement of certain business goals.

(4)	The options were granted on March 12, 2013, and are fully vested and exercisable.

(5)	The options were granted on March 17, 2017, and vest in five equal annual installments, beginning on March 17, 2018.

(6)	The options were granted on August 30, 2017, and vest in five equal annual installments, beginning on August 30, 2018.

(7)	The options were granted on March 14, 2018, and vest in five equal annual installments, beginning on March 14, 2019.

(8)	The options were granted on March 5, 2019, and vest in five equal annual installments, beginning on March 5, 2020.

(9)	The options were granted on October 30, 2019, and vest in five equal annual installments, beginning on October 30, 2020.

(10)	The options were granted on March 1, 2022, and vest in three equal annual installments, beginning on March 1, 2022.

(11)	None of the Named Executive Officers exercised any options during fiscal 2022.

RETIREMENT BENEFITS FOR 2022

We do not have a defined benefit plan for the Named Executive Officers or other employees. The only retirement plan available to the Named Executive Officers in 2022 was the qualified 401(k) retirement plan, which is available to all employees.

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POTENTIAL PAYMENTS UPON TERMINATION OR IN CONNECTION WITH A CHANGE OF CONTROL

Employment Agreements

The Employment Agreements provide for severance payments in the event the Named Executive Officer’s employment is terminated by the Company without “cause.” Each Named Executive Officer will be entitled to an amount equal to six months (twelve months for Mr. Vitou and Mr. Suzuki) of his base salary in effect at the time of termination or the original base salary set forth in his respective Employment Agreement, whichever is greater.

Any severance payable to a Named Executive Officer under his Employment Agreement will be paid by the Company over a twelve-month period in accordance with the Company’s normal payroll practices and subject to applicable law. None of the Named Executive Officers will be entitled to severance payments in the event he is terminated for “cause.” For purposes of the Employment Agreements, “cause” will exist if the Named Executive Officer (i) acts dishonestly or incompetently or engages in willful misconduct in performance of his executive duties, (ii) breaches the Named Executive Officer’s fiduciary duties owed to the Company, (iii) intentionally fails to perform duties assigned to him, (iv) is convicted or enters a plea of guilty or nolo contendere with respect to any felony crime involving dishonesty or moral turpitude, and/or (v) breaches his obligations under his Employment Agreement. Additionally, in the case of a Change of Control as such term is defined in the 2017 Plan, Mr. Suzuki will also be entitled to a bonus of 100% of his annual base salary, payable in a cash lump sum.

On January 11, 2022, the Company announced Mr. Kelly’s plans to retire. Mr. Kelly retired effective June 30, 2022. In connection with Mr. Kelly’s retirement on January 11, 2022, the Company and Mr. Kelly entered into a Separation Agreement and General Release (“Kelly Separation Agreement”). Pursuant to the Kelly Separation Agreement, upon Mr. Kelly’s retirement, the Company paid to Mr. Kelly one hundred sixty-six thousand eighty-seven dollars and fifty cents ($166,087.50), which amounts to nine months of compensation at Mr. Kelly’s normal base pay rate, less taxes, social security and other required withholdings, paid in bi-weekly increments in accordance with the Company’s regular payroll practices. Also pursuant to the Kelly Separation Agreement, the Company paid or reimbursed the monthly premium or cost of COBRA health care coverage (approximately $1,119.96 monthly) for Mr. Kelly’s wife, until August 7, 2022. Pursuant to the Kelly Separation Agreement, Mr. Kelly granted a general release to the Company from any and all claims (known or unknown), rights, or demands that Mr. Kelly had against the Company and other released parties described in the Kelly Separation Agreement.  In the Kelly Separation Agreement, Mr. Kelly was given required opportunities to seek advice of counsel and to revoke the Kelly Separation Agreement.

Mr. Timothy A. Vitou retired from his position as President of BK Technologies Corporation, a Nevada corporation (the “Company”), effective October 12, 2023. In connection with Mr. Vitou’s retirement, the Company and Mr. Vitou entered into a Separation Agreement and General Release (the “Vitou Separation Agreement”). Pursuant to the Vitou Separation Agreement, upon Mr. Vitou’s retirement, the Company will pay to Mr. Vitou $283,250, which amounts to twelve months of compensation at Mr. Vitou’s current normal base pay rate, less taxes, social security and other required withholdings, to be paid in bi-weekly increments in accordance with the Company’s regular payroll practices. Pursuant to the Vitou Separation Agreement, Mr. Vitou granted a general release to the Company from any and all claims (known or unknown), rights, or demands that Mr. Vitou has or may have against the Company and other released parties described in the Vitou Separation Agreement.  In the Vitou Separation Agreement, Mr. Vitou was given required opportunities to seek advice of counsel and to revoke the Vitou Separation Agreement.

Equity Plans and Award Agreements

The Company’s Equity Plans and award agreements entered into with its Named Executive Officers include change in control provisions.

2017 Incentive Compensation Plan – Change in Control Provisions

Our 2017 Plan generally provides for “double-trigger” vesting of equity awards in connection with a change in control of the Company, as described below.

To the extent that outstanding awards granted under the 2017 Plan are assumed in connection with a change in control, then, except as otherwise provided in the applicable award agreement or in another written agreement with the participant, all outstanding awards will continue to vest and become exercisable (as applicable) based on continued service during the remaining vesting period, with performance-based awards being converted to service-based awards at the “target” level. Vesting and exercisability (as applicable) of awards that are assumed in connection with a change in control generally would be accelerated in full on a “double-trigger” basis, if, within two years after the change in control, the participant’s employment is involuntarily terminated without cause, or by the participant for “good reason.” Any stock options or stock appreciation rights (“SARs”) that become vested on a “double-trigger” basis generally would remain exercisable for the full duration of the term of the applicable award.

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To the extent outstanding awards granted under the 2017 Plan are not assumed in connection with a change in control, then such awards generally would become vested in full on a “single-trigger” basis, effective immediately prior to the change in control, with performance-based awards becoming vested at the “target” level. Any stock options or SARs that become vested on a “single-trigger” basis generally would remain exercisable for the full duration of the term of the applicable award.

The compensation committee has the discretion to determine whether or not any outstanding awards granted under the 2017 Plan will be assumed by the resulting entity in connection with a change in control, and the compensation committee has the authority to make appropriate adjustments in connection with the assumption of any awards. The compensation committee also has the right to cancel any outstanding awards in connection with a change in control, in exchange for a payment in cash or other property (including shares of the resulting entity) in an amount equal to the excess of the fair market value of the shares subject to the award over any exercise price related to the award, including the right to cancel any “underwater” stock options and SARs without payment therefor.

For purposes of the 2017 Plan, subject to exceptions set forth in the 2017 Plan, a “change in control” generally includes (a) the acquisition of more than 50% of the Company’s common stock; (b) the incumbent board of directors ceasing to constitute a majority of the board of directors; (c) a reorganization, merger, consolidation or similar transaction, or a sale of substantially all of the Company’s assets; and (d) the complete liquidation or dissolution of the Company. The full definition of “change in control” is set forth in the 2017 Plan.

Whether a participant’s employment has been terminated for “cause” will be determined by the compensation committee. Unless otherwise provided in the applicable award agreement or in another written agreement with the participant, “cause,” as a reason for termination of a participant’s employment, generally includes (a) the participant’s failure to perform, in a reasonable manner, his or her assigned duties; (b) the participant’s violation or breach of his or her employment agreement, consulting agreement or other similar agreement; (c) the participant’s violation or breach of any non-competition, non-solicitation, non-disclosure and/or other similar agreement; (d) any act of dishonesty or bad faith by the participant with respect to the Company or a subsidiary; (e) the participant’s breach of fiduciary duties owed to the Company; (f) the use of alcohol, drugs or other similar substances in a manner that adversely affects the participant’s work performance; or (g) the participant’s commission of any act, misdemeanor, or crime reflecting unfavorably upon the participant or the Company or any subsidiary.

For purposes of the 2017 Plan, unless otherwise provided in the applicable award agreement or in another written agreement with the participant, “good reason” generally includes (a) the assignment to the participant of any duties that are inconsistent in any material respect with his or her duties or responsibilities as previously assigned by the Company or a subsidiary, or any other action by the Company or a subsidiary that results in a material diminution of the participant’s duties or responsibilities, other than any action that is remedied by the Company or a subsidiary promptly after receipt of notice from the participant; or (b) any material failure by the Company or a subsidiary to comply with its obligations to the participant as agreed upon, other than an isolated, insubstantial and inadvertent failure which is remedied by the Company or subsidiary promptly after receipt of notice from the participant.

Except as described above with respect to a change in control, unexercisable stock options generally become forfeited upon termination of employment. The stock options that are exercisable at the time of termination of employment expire (a) twelve months after the termination of employment by reason of death or disability or (b) three months after the termination of employment for other reasons. With respect to unvested restricted shares and RSUs, unless otherwise provided in the applicable award agreement, the compensation committee, in its sole discretion, may provide for the full or partial acceleration of vesting of the restricted shares or RSUs, as applicable, in connection with the termination of the grantee’s employment for any reason prior to a vesting date, including, but not limited to, termination of employment as a result of the grantee’s death or disability. Unless action is otherwise taken by the compensation committee, any restricted shares or RSUs that have not yet vested will be forfeited automatically in the event of the termination of the grantee’s employment for any reason prior to a vesting date.

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The Company’s Named Executive Officers, other employees and directors are prohibited from hedging or pledging the Company’s securities. Awards granted under the 2017 Plan also may be subject to forfeiture or recoupment, as provided pursuant to any compensation recovery (or “clawback”) policy that the Company may adopt or maintain from time to time.

2007 Incentive Compensation Plan – Change in Control Provisions

Our 2007 Plan, under which some equity awards remain outstanding, also contains provisions providing for the vesting of equity awards in connection with a change in control of the Company, as described below.

To the extent that outstanding awards granted under the 2007 Plan are assumed in connection with a change in control, then, except as otherwise provided in the applicable award agreement, all outstanding awards will continue to vest and become exercisable (as applicable) based on continued service during the remaining vesting period.

To the extent outstanding awards granted under the 2007 Plan are not assumed in connection with a change in control, then such awards generally would become vested in full on a “single-trigger” basis in connection with the change in control. With respect to any outstanding performance-based awards subject to achievement of performance goals and conditions, the compensation committee may, in its discretion, deem such performance goals and conditions as having been met as of the date of the change in control. Any stock options or SARs that become vested on a “single-trigger” basis generally would remain exercisable for the full duration of the term of the applicable award.

The compensation committee has the discretion to determine whether or not any outstanding awards granted under the 2007 Plan will be assumed by the resulting entity in connection with a change in control, and the committee has the authority to make appropriate adjustments in connection with the assumption of any awards. The committee also has the right to cancel any outstanding awards in connection with a change in control, in exchange for a payment in cash or other property (including shares of the resulting entity) in an amount equal to the excess of the fair market value of the shares subject to the award over any exercise price related to the award, including the right to cancel any “underwater” stock options and SARs without payment therefor.

For purposes of the 2007 Plan, subject to exceptions set forth in the 2007 Plan, a “change in control” generally includes: (a) the acquisition of more than 50% of the Company’s common stock; (b) the incumbent board of directors ceasing to constitute a majority of the board of directors; (c) a reorganization, merger, consolidation or similar transaction, or a sale of substantially all of the Company’s assets; and (d) the complete liquidation or dissolution of the Company. The full definition of “change in control” is set forth in the 2007 Plan.

Compensation Committee Interlocks and Insider Participation

                The Compensation Committee of the Board of Directors consists of Mr. Jackson (Chair), Mr. Lanktree, and Mr. Mitchell, none of whom has been at any time an executive officer or employee of the Company, or has any relationship requiring disclosure under Item 404 of Regulation S-K.  None of our executive officers serves, or in the past has served, on the board of directors, or as a member of the compensation committee (or other committee performing an equivalent function) of the board of directors of any entity that has one or more executive officers who serve as members of our Board of Directors or Compensation Committee.

Compensation Committee Report

The following report of the Compensation Committee shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission, nor shall this report be incorporated by reference into any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act.

The Compensation Committee has reviewed and discussed the executive compensation, as disclosed above, with management.  Based on this review and those discussions, the Compensation Committee recommended that the executive compensation be included in this report.

By the Compensation Committee R. Joseph Jackson (Chair) Charles T. Lanktree Michael C. Mitchell

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TRANSACTIONS WITH RELATED PERSONS

Any transaction with a related person is subject to our written policy for transactions with related persons, which is available on our website at www.bktechnologies.com/investor-relations. The Audit Committee is responsible for applying this policy. As set forth in the policy, the Audit Committee reviews the material facts of the transaction and considers, among other factors it deems appropriate, whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third-party under the same or similar circumstances and the extent of the related person’s interest in the transaction. The policy also prohibits our directors from participating in any discussion or approval of any interested transaction for which he is a related person, except that the director is required to provide all material information concerning the transaction to the committee.

If a transaction with a related party will be ongoing, the Audit Committee will establish guidelines for our management to follow in our ongoing relationships with the related person, will review and assess ongoing relationships with the related person to determine if such relationships are in compliance with the Audit Committee’s guidelines, and, based on all the relevant facts and circumstances, will determine if it is in the best interests of us and our stockholders to continue, modify or terminate any such interested transaction.

The policy provides exceptions for certain transactions, including (i) those involving compensation paid to a director or executive officer required to be reported in the Company’s proxy statement, (ii) transactions with another company at which a related person’s only relationship is as an employee (other than an executive officer), director or beneficial owner of less than 10% of that company’s shares, if the aggregate amount involved does not exceed the greater of $500,000 or two percent (2%) of that company’s total annual revenues, (iii) certain charitable contributions, (iv) transactions where all of our stockholders receive proportional benefits, (v) transactions involving competitive bids, (vi) certain regulated transactions, and (vii) certain banking-related services.

Except as set forth below, during 2022 and 2021, we did not have any transactions with related persons that were reportable under Item 404 of Regulation S-K, and we do not have any transactions with related persons currently proposed for 2022 that are reportable under Item 404 of Regulation S-K.

Fundamental Global GP, LLC (“FG”)

                FG, together with its affiliates, is the largest stockholder of the Company. Mr. Cerminara, a member of our Board of Directors during 2022 and 2021, is Chief Executive Officer, Co-Founder and Partner of Fundamental Global. We had an investment in a limited partnership, FGI 1347 Holdings, LP, of which we were the sole limited partner until September 30, 2022. FGI 1347 Holdings, LP was established for the purpose of investing in securities using a portion of the proceeds from our previously successful investment in Iteris, Inc. (Nasdaq: ITI), which was liquidated for a substantial gain. On September 30, 2022, the Company exchanged its limited partner interest in FGI 1347 Holdings, LP for an investment in Series B Common interests of FG Financial Holdings, LLC (“FG Holdings”).  Affiliates of Fundamental Global serve as the managers of FG Holdings.

Indemnification Agreements

On July 22, 2020, the Company entered into indemnification agreements with each of its directors and executive officers. Under the terms of the indemnification agreements, subject to certain exceptions specified in the indemnification agreements, the Company will, among other things, indemnify its directors and executive officers to the fullest extent permitted by law in the event such director or executive officer becomes subject to or a participant in certain claims or proceedings as a result of his service as a director or officer. The Company will also, subject to certain exceptions and repayment conditions, advance to such director or executive officer specified indemnifiable expenses incurred in connection with such claims or proceedings.

The  partnerships operated by Fundamental Global, including the partnerships that directly hold shares of our common stock, have agreed to indemnify Fundamental Global and its principals, including Mr. Cerminara, or any other person designated by Fundamental Global, for claims arising from Mr. Cerminara’s service on our Board of Directors, provided that a partnership’s indemnity obligations are secondary to any obligations we may have with respect to Mr. Cerminara’s service on our Board of Directors.

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RELATIONSHIP WITH OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

MSL, an independent registered public accounting firm, audited our financial statements for fiscal 2022 and fiscal 2021. We had no disagreements with MSL on accounting and financial disclosures. MSL’s work on our audit for fiscal 2022 was performed by full time, permanent employees and partners of MSL.

MSL, which has served as our independent registered public accounting firm since November 2015, has been reappointed to serve as our independent registered public accounting firm for fiscal 2023. The Audit Committee, in discussing the reappointment of MSL, considered the qualifications, experience, independence, compliance with regulations, quality control, candor, objectivity, and professional skepticism of MSL and the effectiveness of the firm’s processes, including its timeliness and responsiveness and communication and interaction with management. The Audit Committee also considered the tenure of MSL as our independent registered public accounting firm and its related depth of understanding of our businesses, operations and systems. The Audit Committee and the Board of Directors believe that the continued retention of MSL as our independent registered public accounting firm is in the best interests of the Company and our stockholders.

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PROPOSAL 2: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

 General

Our Audit Committee has appointed MSL to serve as our independent registered public accounting firm for fiscal 2023. Representatives of MSL are not expected to be present at the annual meeting. If any stockholder desires to ask MSL a question, management will ensure that the question is sent to MSL and that an appropriate response is made directly to the stockholder.

Although applicable law does not require stockholder ratification of the appointment of MSL to serve as our independent registered public accounting firm, our Board has decided to ascertain the position of our stockholders on the appointment. If our stockholders do not ratify the appointment of MSL, our Audit Committee will reconsider the appointment. Even if the selection is ratified, our Audit Committee in its discretion may appoint a different independent registered public accounting firm at any time during the year if it determines that such a change would be in our best interests and in the best interests of our stockholders.

Vote Required

This proposal will be approved if the number of votes cast “for” the ratification of MSL as our independent registered public accounting firm exceed the number of votes cast “against” ratification. Abstentions and broker non-votes will have no effect on the outcome of the vote. Shares represented by properly executed proxies will be voted, if specific instructions are not otherwise given, in favor of this proposal.

Recommendation of the Board

Our Board of Directors unanimously recommends that stockholders vote “FOR” the ratification of the appointment of MSL as our independent registered public accounting firm.

FEES PAID TO OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

MSL, an independent registered public accounting firm, audited our financial statements for fiscal 2022 and fiscal 2021. We had no disagreements with MSL on accounting and financial disclosures. MSL’s work on our audit for fiscal 2022 was performed by full time, permanent employees and partners of MSL.

MSL has served as our independent registered public accounting firm since November 2015.  The rules of the SEC require us to disclose fees billed by our independent registered public accounting firm for services rendered to us for each of the years ended December 31, 2022 and 2021.  The following table represents aggregate fees billed for the fiscal years ended December 31, 2022 and 2021, by MSL.

Fees(1)(2)(3)(4)	2022	2021
Audit Fees	$154,800	$178,650
Audited-Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—
Total	$154,800	$178,650

(1)

For 2022 and 2021, includes fees paid to MSL for professional services rendered for the audit of our annual financial statements for the years ended December 31, 2022 and 2021, and for reviews of the financial statements included in our Quarterly Reports on Form 10-Q for the fiscal quarters ended March 31, June 30 and September 30 in each of those years.

(2)

No audit-related services were performed for us by MSL in 2022 or 2021. Audit-related services include assurance and related services that are related to the performance of the audit or review of our financial statements.

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(3)	No tax services were performed for us by MSL in 2022 or 2021. Tax services include tax compliance, tax advice and tax planning.

(4)	No other services were performed for us by MSL in 2022 or 2021.

The audit committee has adopted a formal policy concerning approval of audit and non-audit services to be provided to us by our independent registered public accounting firm, MSL. The policy requires that all services to be provided by MSL, including audit services and permitted audit-related and non-audit services, must be pre-approved by the audit committee. The audit committee approved all audit services provided by MSL to us during 2022. MSL did not provide any audit-related or non-audit services to us during 2022. The audit committee has determined that the provision of the services by MSL reported hereunder had no impact on its independence.

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PROPOSAL 3: ADVISORY APPROVAL OF NAMED EXECUTIVE OFFICER COMPENSATION

General

The Board of Directors recognizes the interests that stockholders have in the compensation of executives. In recognition of that interest and as required by the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (as amended, the “Dodd Frank Act”) and Section 14A of the Exchange Act, we are providing stockholders with the opportunity to cast an advisory, non-binding vote on the compensation of our Named Executive Officers at this annual meeting. The last advisory vote on named executive officer compensation was held at our 2020 annual meeting of stockholders. At that meeting, approximately 96% of stockholders who cast votes on the matter voted in favor of the compensation of our Named Executive Officers. The compensation committee considered the results of the last advisory say-on-pay vote when setting executive compensation and decided, based upon strong stockholder support, not to make any changes to our compensation program.

This proposal gives our stockholders the opportunity to express their views on the compensation of our Named Executive Officers. This vote is not intended to address any specific item of compensation or any single compensation philosophy, policy or practice, but rather the overall compensation of our Named Executive Officers as described in this proxy statement.

We are asking our stockholders to indicate their support for the compensation of our Named Executive Officers by voting on the following resolution at the annual meeting:

“RESOLVED, that the stockholders of BK Technologies Corporation approve, on an advisory, non-binding basis, the compensation of the Company’s Named Executive Officers, as disclosed in the Company’s Proxy Statement for the 2023 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the narrative compensation tables and any other related materials disclosed in the Company’s Proxy Statement.”

Stockholders should note that the say-on-pay vote is advisory and is not binding on the Company, the Board of Directors or the Compensation Committee. The Compensation Committee will consider the results of the vote when evaluating our executive compensation practices and considering future executive compensation arrangements. The Board of Directors and the Compensation Committee value the opinion of stockholders, and to the extent there is any significant vote against our Named Executive Officer compensation as disclosed in the proxy statement, stockholders’ concerns will be considered, and the Compensation Committee will evaluate whether any actions are necessary to address those concerns.

Vote Required

The number of votes cast by stockholders, either in person or by proxy, at the Annual Meeting “FOR” advisory approval of the compensation of our Named Executive Officers pursuant to the above resolution must exceed the number of votes cast “AGAINST” advisory approval. Abstentions and broker non-votes will have no effect on the vote. Shares represented by property executed proxies will be voted, if specific instructions are not otherwise given, for the advisory approval of the compensation of our Named Executive Officers.

Recommendation of the Board

                Our Board of Directors unanimously recommends that the stockholders vote “FOR” advisory approval of the compensation of our Named Executive Officers pursuant to the above restrictions.

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PROPOSAL 4: ADVISORY APPROVAL OF THE FREQUENCY OF THE ADVISORY VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION

General

The Dodd-Frank Act enables our stockholders to indicate how frequently we should seek an advisory vote on the compensation of our Named Executive Officers (also known as “say-when-on-pay”). This advisory vote, which is also required by Section 14A of the Exchange Act, must be solicited from our stockholders at least once every six years. At the last vote held at the 2017 annual meeting of stockholders, stockholders voted for the advisory vote on Named Executive Officer compensation to be held once every three years, and the Board of Directors approved this choice.

The Board of Directors believes that a frequency of every three years for the advisory vote on executive compensation is the optimal interval for conducting and responding to a vote on executive compensation. Stockholders who have concerns about executive compensation during the interval between votes on executive compensation may bring their specific concerns to the attention of the Board of Directors. Please refer to “Stockholder Communications” in this proxy statement for information about communicating with the Board of Directors. The Board and the Compensation Committee believe that holding a vote on executive compensation every three years provides the Board and the Compensation Committee with the opportunity to thoroughly consider the results of the advisory vote, respond to the vote results and effectively implement any appropriate changes to our executive compensation policies and procedures.

We understand that our stockholders may have different views as to the frequency of “say-on-pay” votes, and we look forward to hearing from our stockholders on this Proposal 4. We are asking our stockholders to indicate whether they would prefer that we conduct future advisory votes on the compensation of our Named Executive Officers annually, every two years or every three years by voting on the following resolution at the annual meeting:

“RESOLVED, that the option of every year, every two years or every three years that receives the highest number of votes cast for this resolution will be considered the stockholders’ recommendation of the frequency with which BK Technologies Corporation is to hold a stockholder advisory vote on the compensation of its Named Executive Officers.”

Although this advisory vote on the frequency of the advisory vote on our Named Executive Officer compensation is non-binding, the Board and the Compensation Committee will take into account the outcome of the vote when considering the frequency of future advisory votes on the compensation of our Named Executive Officers. Notwithstanding the Board’s recommendation and the outcome of the stockholder vote, the Board may in the future decide to conduct advisory votes on the compensation of our Named Executive Officers on a more or less frequent basis and may vary its practice based on factors such as discussions with stockholders and changes to compensation programs. The next stockholder vote on the frequency of future votes on the compensation of our Named Executive Officers is currently expected to occur at our 2029 annual meeting of stockholders.

Vote Required

The option of every year, every two years or every three years that receives the highest number of votes cast by stockholders, either in person or by proxy, at the annual meeting will be considered the stockholders’ recommendation of the frequency for the advisory vote on the compensation of our Named Executive Officers. Abstentions and broker non-votes will have no effect on the vote. Shares represented by properly executed proxies will be voted, if specific instructions are not otherwise given, for a three-year frequency.

Recommendation of the Board

Our Board of Directors unanimously recommends that the stockholders vote for the option of every three years as the frequency to have an advisory vote on the compensation of our Named Executive Officers.

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MISCELLANEOUS

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires that our directors and executive officers, and persons who own more than ten percent (10%) of our common stock, file with the SEC initial statements of beneficial ownership of common stock and statements of changes in beneficial ownership of common stock.

To the best of our knowledge based solely on a review of Forms 3, 4, and 5 (and any amendments thereof) received by us during or with respect to the year ended December 31, 2022, the following persons failed to file, on a timely basis, the identified reports required by Section 16(a) of the Exchange Act during fiscal year ended December 2022:

Name and Principal Position	Number of Late Reports	Transactions not Reported in Timely Manner
Scott A. Malmanger, Chief Financial Officer	1	0

Annual Report on Form 10-K

Copies of our Annual Report on Form 10-K for fiscal 2022, as filed with the SEC, are available to stockholders without charge upon written request to our Corporate Secretary at 7100 Technology Drive, West Melbourne, Florida 32904.

Eliminating Duplicative Proxy Materials

A single Notice of Internet Availability of Proxy Materials or a single copy of our Annual Report on Form 10-K for fiscal 2022 and this proxy statement will be delivered to multiple stockholders who live at the same address. If you live at the same address as another stockholder and would like to receive your own copy of the Notice of Internet Availability of Proxy Materials, the 2022 annual report, or this proxy statement, or would like to receive multiple copies of our proxy materials in the future, please contact us at 7100 Technology Drive, West Melbourne, Florida 32904; telephone number: (321) 984-1414.  A separate copy of the Notice of Internet Availability of Proxy Materials, or of our 2022 annual report and this proxy statement, will be delivered to you promptly and without charge.  If you live at the same address as another stockholder and are receiving multiple copies of our proxy materials, please contact us at the telephone number or address above if you only want to receive one copy of those materials.

Stockholder Proposals

Inclusion of Proposals in our Proxy Statement Pursuant to SEC Rules

Pursuant to Rule 14a-8 under the Exchange Act, some stockholder proposals may be eligible for inclusion in our proxy statement for our 2024 annual meeting of stockholders. To be eligible for inclusion in our 2024 proxy statement, any such proposals must meet the requirements of Rule 14a-8 under the Exchange Act and be delivered in writing to our Corporate Secretary no later than July 5, 2024, unless the date of the 2024 annual meeting of stockholders is more than 30 days from the anniversary date of the 2023 annual meeting of stockholders, in which case the proposals must be submitted a reasonable time before we begin to print and send our proxy materials. The submission of a stockholder proposal does not guarantee that it will be included in our proxy statement.

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Advance Notice Requirements for Stockholder Submission of Nominations and Proposals

In addition, pursuant to the advance notice provisions set forth in our bylaws, for a stockholder’s proposal or nomination to be properly presented at the 2024 annual meeting of stockholders, but not submitted for inclusion in our proxy statement, such stockholder’s written notice of the intent of such stockholder to make a nomination of a person for election as a director or to bring any other matter before the annual meeting must be received by our Corporate Secretary at our principal executive offices no less than 120 days nor more than 180 days prior to the first anniversary of the date on which we first mailed our proxy materials for the preceding year’s annual meeting of stockholders.  As a result, stockholder nominations of director candidates for the 2024 annual meeting of stockholders, and proposals for the 2023 annual meeting of stockholders submitted outside the provisions of Rule 14a-8, will be considered untimely if submitted prior to May 6, 2024, or after July 5, 2024.  However, in the event that the date of the annual meeting is more than 30 days prior to or after the anniversary date of the previous year’s annual meeting of stockholders, notice by the stockholder must be received by our Corporate Secretary at our principal offices not earlier than the close of business on the 120th day prior to such annual meeting of stockholders and not later than the close of business on the later of the 75th day prior to such annual meeting or the 10th day following the day on which public announcement (as defined in the bylaws) of the date of such annual meeting is first made. The bylaws specify the information that must accompany any such stockholder notices.

Any proxy granted with respect to the 2024 annual meeting of stockholders will confer on management discretionary authority to vote with respect to a stockholder proposal or director nomination if notice of such proposal or nomination is not received by our Corporate Secretary within the timeframe provided above.

Other Matters

As of the date of this proxy statement, our Board of Directors does not know of any other matters for consideration at the annual meeting other than as described in this proxy statement. If, however, any other matters are properly brought before the annual meeting, the persons named as proxies will vote in accordance with their best judgment with respect to such matters.

If you have any questions, require any assistance in voting your shares in the Company, need any additional copies of the Company’s proxy materials, or have any other questions, please call Alliance Advisors LLC, the Company’s proxy solicitor, at the toll-free telephone number included below.

Alliance Advisors LLC 200 Broadacres Drive, 3rd Floor Bloomfield, NJ 07003 Toll-free number: 844-876-6187

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BK TECHNOLOGIES CORPORATION THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS ANNUAL MEETING OF STOCKHOLDERS – December 14, 2023, AT 10:00 A.M., EASTERN TIME
CONTROL ID:
REQUEST ID:

The undersigned stockholder(s) of BK Technologies Corporation, a Nevada corporation (the “Company”), hereby revoking any proxy heretofore given, does hereby appoint John M. Suzuki and Scott A. Malmanger, and each of them, with full power to act alone, the true and lawful attorneys-in-fact and proxies of the undersigned, with full powers of substitution, and hereby authorize(s) them and each of them, to represent the undersigned and to vote all shares of common stock of the Company that the undersigned held of record as of the close of business on October 25, 2023, and is/are entitled to vote at the 2023 Annual Meeting of Stockholders of the Company to be held on December 14, 2023, at 10:00 a.m., Eastern Time, online at https://agm.issuerdirect.com/BKTI, and any and all adjournments and postponements thereof, with all powers the undersigned would possess if personally present, on the following proposals, each as described more fully in the accompanying proxy statement, and any other matters coming before said meeting.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

VOTING INSTRUCTIONS
If you vote by phone, fax or internet, please DO NOT mail your proxy card.

MAIL:	Please mark, sign, date, and return this Proxy Card promptly using the enclosed envelope.
FAX:	Complete the reverse portion of this Proxy Card and Fax to 202-521-3464.
INTERNET:	https://iproxydirect.com/BKTI
PHONE:	1-866-752-VOTE(8683)

ANNUAL MEETING OF THE STOCKHOLDERS OF BK TECHNOLOGIES CORPORATION			PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
Proposal 1		→	FOR	WITHHOLD
Election of Directors:
	Joshua S. Horowitz		☐	☐
	R. Joseph Jackson		☐	☐		Control ID:
	Charles T. Lanktree		☐	☐		REQUEST ID:
	E. Gray Payne		☐	☐
	Lloyd R. Sams		☐	☐
	John M. Suzuki		☐	☐
Proposal 2		→	FOR	AGAINST	ABSTAIN
	To ratify the appointment of MSL, P.A. as our independent registered public accounting firm for fiscal 2023.		☐	☐	☐
Proposal 3		→	FOR	AGAINST	ABSTAIN
	To approve, on an advisory, non-binding basis, the compensation of our Named Executive Officers		☐	☐	☐
Proposal 4		→	ONE-YEAR FREQUENCY	TWO-YEAR FREQUENCY	THREE-YEAR FREQUENCY
	To approve, on an advisory, non-binding basis, the frequency of the advisory vote on the compensation of our Named Executive Officers		☐	☐	☐
		→	FOR	AGAINST	ABSTAIN
To transact such other business properly brought before the meeting and any adjournment or postponement of the meeting.
MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING: ☐

This proxy will be voted in the manner directed herein by the undersigned.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE, AND IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED, “FOR” THE ELECTION OF EACH OF THE NOMINEES FOR DIRECTOR NAMED IN PROPOSAL 1, “FOR” RATIFICATION OF THE AUDITOR APPOINTMENT IN PROPOSAL 2, “FOR” THE ADVISORY approval of the compensation of our named executive officers in proposal 3, “FOR” a three-year frequency for the advisory vote on the compensation of our named executive officers in proposal 4, AND IN THE DISCRETION OF THE PROXIES ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF TO THE EXTENT PERMITTED UNDER APPLICABLE LAW.

MARK HERE FOR ADDRESS CHANGE   ☐  New Address (if applicable):

____________________________

____________________________

____________________________

IMPORTANT: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Dated: ________________________, 2023

(Print Name of Stockholder and/or Joint Tenant)

(Signature of Stockholder)

(Second Signature if held jointly)